TEMPLETON GROWTH FUND, INC.
Prospectus January 2007








TEMPLETON GROWTH FUND, INC.
P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

CUSTODIAN
JPMORGAN CHASE BANK
MetroTech Center
Brooklyn, New York 11245, U.S.A.

TRANSFER AGENT
FRANKLIN TEMPLETON INVESTOR SERVICES, LLC
3344 Quality Drive, P.O. Box 2258,
Rancho Cordova, CA 95741-2258, U.S.A.
P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

PAYING AGENTS IN THE FEDERAL REPUBLIC OF GERMANY
J.P. MORGAN AG
Junghofstra(beta)e 14, 60311 Frankfurt am MAIN

MARCARD, STEIN & CO. GMBH & CO AG
Bankers since 1790
Ballindamm 36, 20095 Hamburg

MERCK FINCK & CO.
Private bankers
Neuer Wall 77, 20354 Hamburg

PAYING AGENT IN THE REPUBLIC OF AUSTRIA
BANK AUSTRIA CREDITANSTALT AG
Am Hof 2, 1010 Vienna

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
DR. CARL GRAF HARDENBERG
Attorney at law
Claudiusstra(beta)e 11, 10557 Berlin, GerMANY

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
BANK AUSTRIA CREDITANSTALT AG
Am Hof 2, 1010 Vienna

AUDITOR
PRICEWATERHOUSECOOPERS LLP
Three Embarcadero Center
San Francisco, CA 94111-4004, U.S.A.

SERVICE COMPANY
FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
P.O. Box 11 18 03, 60053 Frankfurt am Main
Mainzer Landstra(beta)e 16, 60325 Frankfurt am MAin

In countries where the Investment Company is not authorized to sell to the public, this prospectus does not represent an offer to purchase fund shares. Investment brokers, banks or other persons or entities are not authorized to give information or make commitments that are not contained in this prospectus.





TABLE OF CONTENTS

                                                                   Page

IMPORTANT NOTES                                                       6

SUMMARY OF COSTS                                                      7

SELECTED FINANCIAL DATA                                               8

PURCHASING FUND SHARES                                                9
       Minimum investment                                             9
       Method of payment in Germany                                  10
       Method of payment in Austria                                  10
       Additional payments                                           10
       Credit transfers in USD                                       11
       Savings program in Germany and Austria                        11

ISSUING SHARES                                                       11

ACCOUNT MAINTENANCE                                                  12
       Joint accounts with joint authority                           12
       Joint accounts with individual authority                      12
       In the event of death                                         12
       Accounts for minors                                           12
       Shareholders' obligation to cooperate                         13

ISSUE PRICE                                                          13
       Sales charge scale                                            13
       Contingent deferred sales charge (CDSC)                       14
       Market timing trading policy                                  14
       Cumulative volume discount                                    15
       Letter of intent                                              16
       Reinvestment privilege                                        16
       Purchases at net asset value                                  17

REDEEMING FUND SHARES                                                18
       Withdrawal plan                                               20
       Market timing fee                                             20

RIGHT TO EXCHANGE                                                    21
       Institutional investors                                       22
       Account statements                                            22

INVESTMENT GOALS AND POLICIES                                        22

INVESTMENT PRINCIPLES AND RESTRICTIONS                               23
       Fundamental investment principles and restrictions            23

RISKS                                                                25

INVESTMENT TRANSACTIONS AND RELATED RISKS                            27

GENERAL INFORMATION                                                  41
       Typical investor profile                                      41
       Inquiries                                                     41
       Investment management company                                 41
       Investment management agreement                               43
       Consulting fee                                                43
       Portfolio manager                                             43
       Description of the shares/share certificates                  45
       Shareholder meetings                                          45
       Distributions                                                 45
       Custodian                                                     46
       Management company                                            47
       Officers and directors                                        47
       Board committees                                              50
       Fair valuation and liquidity                                  51
       Voting rules and procedures (proxy voting)                    51
       Calculation of net asset value                                53
       Suspension of calculation of net asset value                  55
       Representatives                                               56
       Tax information                                               56
              Taxation in the U.S.                                   56
              Taxation in the Federal Republic of Germany            57
              Taxation in the Republic of Austria                    59
       Transfer agent                                                60
       Independent auditor                                           60
       Publications                                                  60
              Price publication                                      60
              Semi-annual and annual reports                         60
       Sales plan                                                    60
       Paying agency fees                                            61

PLACE OF JURISDICTION                                                61

RIGHT OF REVOCATION                                                  61

TERMS AND CONDITIONS                                                 61





IMPORTANT NOTES

This prospectus contains information on Class A shares of the Templeton Growth Fund, Inc. (hereinafter the "Fund" or the "Investment Company") that future shareholders should be aware of before making their investment decision. We recommend that investors read this prospectus carefully and retain it together with the other documents they have received.

Fund shares in Templeton Growth Fund, Inc. offered in the Federal Republic of Germany and the Republic of Austria are "Class A shares." In the U.S., other classes of shares in the Fund's assets are on offer for which the fees are structured differently. In Germany and in Austria, only Class A shares are available. All information in this prospectus therefore refers to Class A shares.

Templeton Growth Fund, Inc. was established as a stock corporation in accordance with the laws of the U.S. state of Maryland on November 10, 1986, for an indefinite period and began trading on December 31, 1986, constituting 58% of the legal successor of Templeton Growth Fund Inc., Ltd. (the "Canadian fund"), which was restructured into two funds on that date. According to the restructuring terms, the Canadian shareholders, representing 42% of the shares in circulation, remained shareholders in the Canadian fund, whereas the non-Canadian shareholders, representing 58% of the shares in circulation, became shareholders in the Fund. The Investment Company, in accordance with the U.S. Investment Company Act of 1940 (the "1940 Act"), is registered in the United States with the Securities and Exchange Commission ("SEC") under the file number 33-9981 as an open, diversified investment company. The shares of the Investment Company are not traded on any stock exchange but will, normal conditions prevailing, be redeemed at any time by the Investment Company. The Investment Company's capital resources are at all times equivalent to the net value of its assets.

Your legal relationship to the investment company is governed by the German version of the prospectus and all other publications of the Investment Company. A summary of the terms and conditions can be found in this prospectus starting on page 61. You can receive a complete copy of the by-laws of the Investment Company and the Statement of Additional Information free of charge by contacting the German service company Franklin Templeton Investment Services GmbH.

Attached to the prospectus are an annual report whose cut-off date may be no more than 16 months in the past and, if the cut-off date is more than 8 months in the past, a semi-annual report is also attached. You can obtain a printed copy of the prospectus, the annual and semi-annual report and the by-laws free of charge from Franklin Templeton Investment Services GmbH.

THE FUND'S SHARES HAVE BEEN NEITHER APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED JUDGMENT ON THE ADEQUACY OF THIS PROSPECTUS. CLAIMS TO THE CONTRARY ARE A PUNISHABLE OFFENSE.

THE INVESTMENT COMPANY IS NEITHER SUBJECT TO MONITORING BY THE GERMAN FEDERAL AUTHORITY FOR FINANCIAL SERVICES SUPERVISION (BAFIN, FORMERLY THE FEDERAL BANKING SUPERVISORY AUTHORITY (BAKRED)), NOR TO STATE MONITORING BY ANY OTHER GERMAN AUTHORITY; HOWEVER, IN ACCORDANCE WITH SECTION 7 OF THE GERMAN FOREIGN INVESTMENT ACT (AUSLINVG), THE BAFIN WAS NOTIFIED ON JULY 28, 1982, OF THE INTENTION TO SELL THE INVESTMENT COMPANY'S SHARES IN THE FEDERAL REPUBLIC OF GERMANY. IN ACCORDANCE WITH THE FIRST SENTENCE OF SECTION 144 (2) NO. 1 OF THE GERMAN INVESTMENT ACT (INVG), THIS NOTIFICATION REMAINS IN FORCE.

THE INVESTMENT COMPANY IS NOT SUBJECT TO THE SUPERVISION OF THE FINANZMARKTAUFSICHT [AUSTRIAN FINANCIAL MARKET AUTHORITY] (FMA) OR TO ANY OTHER GOVERNMENT SUPERVISION BY AN AUSTRIAN AGENCY. THE BUNDESMINISTERIUM FUR FINANZEN [FEDERAL MINISTRY OF FINANCE], DEPARTMENT V/13, VIENNA, HAS BEEN NOTIFIED OF THE SALE OF FUND SHARES IN AUSTRIA PURSUANT TO SECTION 30 INVESTMENTFONDSGESETZ [INVESTMENT FUND ACT OF] 1993.

FUND SHARES ARE NOT DEPOSITS AT ANY BANK OR LIABILITIES OF ANY BANK AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK. IN ADDITION, FUND SHARES IN THE U.S. ARE NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN FUND SHARES CARRIES FINANCIAL RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

DEPOSITS OF THE INVESTMENT COMPANY AT YOUR CUSTODIAN ARE NOT PROTECTED BY DEPOSIT INSURANCE.





SUMMARY OF COSTS

The purpose of this summary is to acquaint investors with the direct and indirect costs associated with investing in the Fund. The figures given are based on the information provided by the Fund during the past fiscal year. Current costs may differ from these figures.

A. FEES FOR SHAREHOLDER TRANSACTIONS:/1

Maximum sales charge (as a percentage of issue price): 5.75%*
Payable at purchase: 5.75%*
Contingent deferred sales charge (CDSC): none**
Market timing fee for redemption of shares within 7 calendar days after their purchase: 2%***

B. ANNUAL OPERATING EXPENSES OF THE FUND (as a percentage of the average net assets):

Management fees: 0.57%
Rule 12b-1 costs: 0.25%****
Other expenses: 0.23%

Total operating expenses of the Fund: 1.05%

* The dollar amount of the sales charge is the difference between the issue price of the shares purchased (multiplied by the appropriate sales charge in accordance with the above table) and the net asset value of those shares. Since the issue price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the issue price and of the net investment may be higher or lower depending on whether there was a downward or upward rounding.

** The 1% deferred sales charge is applicable to investments of USD 1 million or more (see "Deferred sales charges") and to specific pension plans that may purchase fund shares without sales charges.

*** The market timing fee is calculated as a percentage of the redeemed amount (using standard rounding rules) and can be charged when shares are sold or exchanged or are involved in an involuntary redemption. The fee is retained by the Fund and is in principle withheld from the sales proceeds. For further details, see "Market timing fee."

**** Class A shares have a distribution plan, also known as the "Rule 12b-1 plan" under which the Fund is permitted to pay a sales service fee of up to 0.25% per year to persons who sell and distribute Class A shares and provide other services for the shareholders. (Please see "Sales plan.") Since these fees are continuously paid from the Class A assets, they will increase the costs of your investment over time. These costs can be higher than if you were to pay other types of sales charges.

C. EXAMPLE:
Let us assume an annual return of 5% and that Fund operating expenses fluctuate within the range described above. Upon sale of fund shares after the number of years indicated, an investment worth USD 10,000 might incur the following costs:

1 YEAR        3 YEARS       5 YEARS       10 YEARS
----------------------------------------------------
USD 676*      USD 890       USD 1,121     USD 1,784

* Assuming no additional sales charges are due.

This is only an example. It is not a statement of current or future expenses, or increases or decreases in value. Actual expenses and/or increases or decreases in value may be higher or lower than indicated here.

Please note that only the sales charge and, where applicable, market timing fees are charged directly to your account, whereas annual Fund operating expenses are paid out of the Fund's assets and have already been taken into account when calculating the net asset value.

1) If you invest through a bank or other financial services institution, you could incur additional costs.





SELECTED FINANCIAL DATA

The table shows the Fund's financial development in the last five years. Specific information reflects the financial results of individual fund shares. The total return data reflects the rate at which an investor would have gained or lost through an investment in the Fund, assuming reinvestment of distributions and capital gains. The following selected financial data have been audited by the independent auditor PricewaterhouseCoopers LLP, whose report, together with the financial statements, is included in the annual report, which is available on request.

* Based on the average daily shares in issue.
** The total return does not consider the sales charges.
*** Amount lower than USD 0.01 per share.
****The advantage of expenditure reduction is less than 0.01%.

FISCAL YEAR ENDING AUGUST 31



RESULTS PER CLASS A FUND SHARE
(for a share issued during the entire period)                  2006      2005      2004       2003      2002
--------------------------------------------------------------------------------------------------------------
Net asset value at start of period (USD)                       23.86     21.03     18.54      17.10     18.11
INCOME FROM SECURITIES TRANSACTIONS:

Net income from financial investments (USD)*                   0.43      0.36      0.36       0.34      0.33
Realized and unrealized capital gains (losses), net (USD)      2.73      3.66      2.58       1.46      (0.88)
SECURITIES TRANSACTIONS. TOTAL (USD)                           3.16      4.02      2.94       1.80      (0.55)

MINUS DISTRIBUTIONS:
from net income from financial investments (USD)               (0.41)    (0.41)    (0.45)     (0.36)    (0.40)
from realized capital gains, net (USD)                         (1.32)    (0.78)    -          -         (0.06)

TOTAL DISTRIBUTIONS (USD)                                      (1.73)    (1.19)    (0.45)     (0.36)    (0.46)
Market timing fee                                              -***      -***      -***       -
Net asset value at end of period (USD)                         25.29     23.86     21.03      18.54     17.10

Total return** in %                                            14.52     19.72     16.14      10.90     (3.01)

RATIOS/OTHER DATA:
Net assets at end of period (USD hundred thousands)            23.966    20.786    15.771     13.021    11.689
Ratio of average net assets to: in %
expenses                                                       1.05****  1.06****  1.10****   1.13      1.10
Net investment income                                          1.82      1.61      1.75       2.05      1.85
Portfolio turnover rate in %                                   35.33     19.95     24.58      32.12     55.63


The following table shows the volatility of the income of the Fund, which is an indicator of the risk of an investment in the Fund. The table shows the changes in fund income over the past 10 calendar years. The following table shows the average annual total income of the Fund in comparison to a broad securities index. Past performance is neither an indicator nor a guarantee of future performance. All fund performance assumes reinvestment of distributions and capital gains.


1996     1997    1998    1999    2000    2001     2002     2003   2004    2005
-------------------------------------------------------------------------------
20.55%  16.18%  -2.48%  30.44%   1.74%   0.54%   -9.48%   32.85%  17.00%  8.15%


Figures do not include any sales charge; if they did include sales charges, the income would be less. As of September 30, 2006, one-year income was 6.00% for Class A shares.

For the period ended December 31, 2005:

                                    1 YEAR        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Templeton Growth Fund, Inc.
 (income before taxes)*             1.91%          7.60%          10.08%
MSCI World Index**                 10.02%          2.64%           7.47%

 * Figures include sales charges.
** The index does not take into account fees, expenses or taxes. The unmanaged
   MSCI World Index is a free-float adjusted, market-capitalization weighted index that measures the global performance of the equity market in the developed markets. It includes reinvestment of dividends. Direct investments may not be made in the index, nor is it representative of the portfolio of the Fund.

PURCHASING FUND SHARES

If you wish to purchase fund shares, please fill out the application form and send the original to:

Templeton Growth Fund, Inc.
c/o Franklin Templeton Investment Services GmbH
P.O. Box 11 18 03, 60053 Frankfurt am Main
Mainzer Landstra(beta)e 16, 60325 Frankfurt am Main
Tel.:  08 00/0 73 80 02 (toll-free from Germany)
       08 00/29 59 11 (toll-free from Austria)
Fax:   +49 (0) 69/2 72 23-120

Franklin Templeton Investment Services GmbH is the service company for the Fund in Europe.

Franklin Templeton Investment Services GmbH acts as the receiving agent of Templeton Growth Fund, Inc., and forwards all orders, buy and sell orders in particular, to Templeton Growth Fund, Inc.

As of September 30, 2006, its share capital was EUR 1,278,229.70. It has negotiated distribution agreements with numerous investment brokers and banks that authorize them to independently trade fund shares.

SUCH INVESTMENT BROKERS AND BANKS ACT INDEPENDENTLY AND PROVIDE THE INVESTOR WITH THEIR OWN BROKERAGE AND/OR ADVISORY SERVICES. ALTHOUGH THEY RECEIVE COMMISSIONS, INVESTMENT BROKERS AND BANKS ARE NEITHER SUBCONTRACTORS OF THE FUND, NOR OF FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH, NOR OF ANY OTHER FRANKLIN TEMPLETON INVESTMENTS COMPANY, NOR DO THEY REPRESENT THEM IN ANY OTHER FORM. NEITHER INVESTMENT BROKERS NOR BANKS ARE AUTHORIZED TO RECEIVE MONEY ON BEHALF OF THE FUND OR OF A FRANKLIN TEMPLETON INVESTMENTS COMPANY. THE FUND AND THE FRANKLIN TEMPLETON INVESTMENTS COMPANIES PROVIDE PRODUCT INFORMATION EXCLUSIVELY.

The Investment Company strongly advises against debt financing of fund share purchases, because debt financing significantly increases investment risk. The Investment Company offers its fund shares to the public, but, with the exception of some fund-linked life-insurance policies, does not offer financial products that are combined with fund shares.

Should independent brokers offer such "combination products," the Investment Company, the investment manager and its associated companies do not accept any responsibility for these products, unless they have approved them in writing.

In view of the different cost structures and tax liabilities involved in the direct investment in investment funds and in investment in fund-linked life insurance policies, investors are strongly advised to consult their tax and financial advisor as to which type of investment is best suited for them.

Should you require assistance in completing the application form, please consult your investment broker.

MINIMUM INVESTMENT

o Initial investment: EUR 2,500
o Additional payments: EUR 500
o Savings plan: EUR 100 monthly or quarterly
o Withdrawal plan: Fund shares with a transaction value of USD 25,000, monthly withdrawals starting at USD 100 (see "Withdrawal plan")




METHOD OF PAYMENT IN GERMANY
PAYING AGENTS IN GERMANY FOR TRANSACTIONS IN EUR:
J.P. Morgan AG
Junghofstra(beta)e 14
60311 Frankfurt am Main
Account No.: 6 111 600 224, Bank Routing Number (BLZ): 501 108 00

Marcard, Stein & Co AG
Ballindamm 36
20095 Hamburg
Account No.: 3 010 014, Bank Routing Number (BLZ): 200 304 00

Merck Finck & Co.
Neuer Wall 77
20354 Hamburg
Account No.: 30 121 060, Bank Routing Number (BLZ): 200 307 00

Please indicate "Templeton Growth Fund, Inc." as the payee. Under `Intended Use' please enter the shareholder's name and the investment account number (for existing accounts) or the application number (for first-time purchases).

CREDIT TRANSFERS
Please credit the investment amount to a paying agency account in euros. Preprinted credit vouchers are available. Payments may only be made to the paying agency accounts listed on page 10.

PAYMENTS IN CASH
Please pay the investment amount in euros to one of our paying agency accounts (see page 10). Please note that cash payments cannot be transacted at J.P. Morgan AG in Frankfurt.

PAYMENTS BY CHECK
Franklin Templeton Investment Services GmbH does not accept checks; it reserves the right to return to sender any checks it may receive nonetheless. Investors wishing to pay by check can do so by sending a check (separate from the application form) to Franklin Templeton International Services S.A., 26, Boulevard Royal, L-2449 Luxembourg.

BECAUSE OF THE DELAYS INVOLVED IN THE PROCESSING OF PAYMENTS BY CHECK, ALSO DUE TO STRICTER REGULATIONS FOR THE PREVENTION OF MONEY LAUNDERING, AND POSSIBLE ADDITIONAL BANK CHARGES, INVESTORS ARE STRONGLY ADVISED TO PAY FOR THEIR INVESTMENTS VIA FUNDS TRANSFER.

If you still wish to pay by check, please note the following:

SUBMITTING A EUR CHECK
Please make out your collection-only check in euro payable to Templeton Growth Fund, Inc., and send it - separate from the application form - to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

SUBMITTING A USD ORDER CHECK
Please send the U.S. dollar check, drawn on a U.S. bank and made payable to the transfer agent of the Fund, Franklin Templeton Investor Services, LLC, separate from the application form to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

THE GERMAN FOREIGN TRADE AND PAYMENT ORDINANCE (AWV) REQUIRES THAT SHAREHOLDERS REPORT PAYMENTS TO FOREIGN ENTITIES TO THE EXECUTING FINANCIAL INSTITUTION. FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH HAS TAKEN ON THE DUTY, ON BEHALF OF ITS SHAREHOLDERS, TO SUBMIT THE REQUIRED REPORTS IN ACCORDANCE WITH THE AWV.

METHOD OF PAYMENT IN AUSTRIA
"Templeton Growth Fund, Inc." should always be indicated as the beneficiary for payments. Under `Intended Use' please enter the shareholder's name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Please credit the amount of the investment in EUR to Bank Austria Creditanstalt AG. For payment by collection-only checks in EUR or payment by USD order checks, please see the instructions regarding submitting checks in Germany.

PAYING AGENT IN AUSTRIA FOR TRANSACTIONS IN EUR
Bank Austria Creditanstalt AG
Am Hof 2, 1010 Vienna
Account No.: 0003 -00 145/11, Bank Routing Number (BLZ): 12 000

In Austria, Bank Austria Creditanstalt AG will convert the amounts received into EUR and forward these amounts on behalf of the investors to the transfer agents.

ADDITIONAL PAYMENTS
Additional payments into an existing shareholder account may be made in euros to one of our paying agent accounts, stating the shareholder account number at Franklin Templeton Investor Services, LLC. It is not necessary to complete a new application form for additional payments.


Because fund shares must always be issued in accordance with the terms of the prospectus valid at the time of issuance, shareholders are strongly urged to obtain the currently valid prospectus prior to making any additional payments.

CREDIT TRANSFERS IN USD

Direct credit transfers are also possible in USD, whereby the banks are advised that is essential that the name(s) and account number(s) or name(s) and application number(s) be clearly noted at the time of initial purchase. The following account is available for credit transfers in USD:

PAYEE:
Templeton Growth Fund, Inc.
Account No.: 6 231 400 414, Bank Routing Number (BLZ): 501 108 00
PAYEE BANK:
J.P. Morgan AG Frankfurt am Main
(Swift code: CHASDEFX, Telex No.: 411625)
DRAWN ON: JPMorgan Chase Bank, New York
(Swift code: CHASUS33)
REASON FOR TRANSFER:
Intended use: shareholder's name, account number (for existing accounts) or application number (for first-time purchases)

SAVINGS PROGRAM IN GERMANY AND AUSTRIA
In Germany and Austria, investors have the opportunity to establish automatic investment plans that enable them to make payments for the purchase of fund shares in monthly or quarterly installments.

The minimum amount of a savings installment is EUR 100 (monthly or quarterly). No initial payment is necessary to be accepted into the savings program.

Investors who participate in an automatic investment plan will receive plan statements by mail every six months. To reduce bank fees for investors and the Fund, the savings program uses a direct-debiting system.

In order to participate in the savings program, an investor must declare on the application form or, in the case of existing accounts, on a separate form available on request, that he is authorizing his bank to debit the agreed savings amount from his bank account on the first day of every month and to transfer this amount to one of the Fund's paying agent accounts; this declaration may be revoked at any time. The direct debit authorization, or notices changing the amount to be debited, must be received no later than the 20th of any month in order to ensure that they can be taken into account the following month.

On the day of the direct debit, participants in the savings program are required to have a corresponding balance in their bank account and to only revoke submitted direct debits if the amount of the debit exceeds the direct-debit mandate. Sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

Investors should be aware that a savings program entails the purchase of fund shares whose value is subject to fluctuations, and that it is therefore possible that assets will not grow at a continuous rate, and that unfavorable circumstances may even result in a loss of the amounts invested. The investment amounts are not protected by a deposit insurance system and it cannot be guaranteed that a specific savings target will be achieved.

ISSUING SHARES

Shares will not be issued until both the application form and the investment amount have been received at the offices of the Fund's transfer agent, Franklin Templeton Investor Services, LLC. If payment is made via one of our paying agent accounts, the amount is received, normal circumstances prevailing, one banking day after the paying agent account has been credited with the payment. Franklin Templeton Investment Services GmbH will immediately forward any applications it receives to the transfer agent via electronic transfer. The transfer agent will calculate, in whole shares and fractions, the number of fund shares purchased at the issue price calculated at the end of that trading day on the New York Stock Exchange that follows the day on which payment was made to one of our paying agents, provided the transfer agent is at that time also in possession of the properly completed purchase application. Only then does an investor become a shareholder in the Fund. Before that point in time, no rights or obligations exist between the Fund and the investor.

The shareholder will receive by mail a written receipt confirming his purchase of fund shares and stating the number of his shareholder account maintained at Franklin Templeton Investor Services, LLC. Upon written request, Franklin Templeton Investor Services, LLC will issue a certificate for all whole shares contained in a shareholder account. However, due to the cumbersome processing at the time of share redemption and the risk of losing the certificate, we strongly advise against the issuance of certificates.

For the issue of shares to banks and institutions it is necessary that their orders be received by Franklin Templeton Investment Services GmbH by 4:00 PM Frankfurt time on days on which the net asset value of the Fund is calculated so that, normal circumstances prevailing, the issue price calculated at the close of that trading day on the New York Stock Exchange can be used as a basis and the shares issued. Such orders can, however, only be accepted on days on which the banks in Frankfurt am Main are open ("banking days") and then only if there is in place an agreement to that effect with Franklin Templeton Investment Services GmbH. The banks and institutions will then receive without delay an execution confirmation by fax with the exact amount of the issue price to be paid. The amount of the investment is due three German banking days after the shares are issued.

The Fund or the transfer agent may limit, refuse or cancel any order at their discretion.




Investors undertake to check immediately the order confirmations they receive by mail after each transaction so as to ensure that their order has been registered correctly in the investor's shareholder account. Investors are also required to inform Franklin Templeton Investment Services GmbH immediately if they do not receive an order confirmation within the expected timeframe.

ACCOUNT MAINTENANCE

Accounts can be opened for a single investor (individual account) or for several investors (joint account). Investors are requested to check the appropriate column on the application form.

JOINT ACCOUNTS WITH JOINT AUTHORITY
For joint accounts, authorization requires the signature of both account holders. Please strictly observe the terms and conditions described under the heading "In the event of death."

JOINT ACCOUNTS WITH INDIVIDUAL AUTHORIZATION
In a joint account with individual authorization, all transactions in the joint account, including its liquidation, can be effected by a single shareholder - even in his favor - without the signature or other prior consent of the other shareholder. The Fund is not required to inform the other account holder prior to executing such a request. Investors should therefore be aware of the danger of abuse of individual authority. Upon the request of an individual account holder, which is possible at any time, the Fund will change the individual authority to a joint authority. Please strictly observe the terms and conditions described under the heading "In the event of death" as well.

IN THE EVENT OF DEATH
When establishing a joint account, the shareholders authorize the Fund or the transfer agent to transfer their shares in the event of death to the surviving account owner. Transfer to the surviving account owner can generally only take place after the death certificate has been presented. For the transfer of the shares, it is necessary to set up an account in the name of the surviving account holder. The Fund, the transfer agent and/or Franklin Templeton Investment Services GmbH are not required to inform possible heirs of this event or to obtain their instructions. However, if the heir or heirs revoke the order for transfer of the deceased account holder before the Fund or the transfer agent can execute it, the Fund will continue to maintain the account in question as a joint account with joint authority and accordingly only obey joint requests of the heirs and the surviving account holder. Account owners should therefore make appropriate provisions in their wills. Account owners who do not want the account to be transferred to the surviving shareholder should indicate this in the application form.

If, in the event of death, it becomes necessary to clarify the authorization over a shareholder account, the Fund will demand presentation of a certificate of inheritance, an executor's certificate, or other documents needed. In individual cases the Fund, at its own discretion, may waive the presentation of a certificate of inheritance or an executor's certificate, if the Fund is provided with a duplicate or a certified copy of the instrument of disposition (will, testamentary contract) together with the relevant probate court record. The Fund may regard as authorized the person named therein as heir or executor, allow him to make account transactions and, in particular, make payments to this person without incurring any liability. This, however, will not apply if the Fund is aware that the person named therein does not have authorization over the account or if, due to negligence, it has not been informed accordingly.

ACCOUNTS FOR MINORS
Accounts in the names of minors can only be established with the consent of both parents of the minor. Until the minor reaches the age of majority, consent of the persons in charge of the minor's care and upbringing is also required all other instructions with regard to the account.

If one parent is in sole charge of the care and custody of the minor, the Fund is authorized to demand proof of custody before opening the account or executing further transactions. To this end, for example, the submission of a relevant judgment of Family Court or Guardianship Court may be demanded.

When opening the account, the custodians generally determine that each of them shall have individual authorization over the account, unless a different form of authorization is indicated in the application form. This authorization may be cancelled at any time by written notice to the Fund, unless the custodians have decided otherwise.

The address of the parent or custodian first named in the application form shall serve as the mailing address of the minor's account.

To protect against fraud the Fund can demand that the account holder, upon reaching the age of majority, submit a confirmed signature before it carries out the first instruction of the account holder.




SHAREHOLDERS' OBLIGATION TO COOPERATE

Proper maintenance of the shareholder account requires that the shareholder immediately notify the Fund of any changes to his name and address, as well as other changes relating to the account.

The Fund may be obligated or entitled under U.S. state laws to perform an escheatment of accounts where the shareholder cannot be located at the address known to the Fund. All orders, of whatever nature, must be unequivocal as to their content. Orders that are not formulated unequivocally may require queries, resulting in delays. The person placing the order shall be responsible for such delays.

Each shareholder must immediately check all documents sent to him, such as account statements, notices on the execution of orders and information regarding expected payments, as to whether they are accurate and complete and, if they are not, must immediately state his objection.

ISSUE PRICE

The issue price consists of the net asset value per share plus sales charge in accordance with the following table.

SALES CHARGE SCALE

Sales Charge

                                         in relation to          in relation to
Investment at                            gross investment        net investment*
Issue price                              (Issue price)*

Under USD 50,000                              5.75%                   6.10%
USD 50,000 but under USD 100,000              4.50%                   4.71%
USD 100,000 but under USD 250,000             3.50%                   3.63%
USD 250,000 but under USD 500,000             2.50%                   2.56%
USD 500,000 but under USD 1,000,000           2.00%                   2.04%
USD 1,000,000 or more **                      none                    none

 * THE DOLLAR AMOUNT OF THE SALES CHARGE IS THE DIFFERENCE BETWEEN THE ISSUE PRICE OF THE SHARES PURCHASED (MULTIPLIED BY THE APPROPRIATE SALES CHARGE IN ACCORDANCE WITH THE ABOVE TABLE) AND THE NET ASSET VALUE OF THOSE SHARES. SINCE THE ISSUE PRICE IS CALCULATED TO TWO DECIMAL PLACES USING STANDARD ROUNDING CRITERIA, THE NUMBER OF SHARES PURCHASED AND THE DOLLAR AMOUNT OF THE SALES CHARGE AS A PERCENTAGE OF THE ISSUE PRICE AND OF THE NET INVESTMENT MAY BE HIGHER OR LOWER DEPENDING ON WHETHER THERE WAS A DOWNWARD OR UPWARD ROUNDING.

** INVESTMENTS OF USD 1 MILLION OR MORE DO NOT INCUR ANY SALES CHARGE AT THE
   TIME OF PURCHASE, BUT IF SHARES ARE REDEEMED PREMATURELY WITHIN 18 MONTHS AFTER PURCHASE, A 1% DEFERRED SALES CHARGE MAY BE ASSESSED (PLEASE SEE THE "DEFERRED SALES CHARGE" SECTION).

The following fictitious example explains the calculation of the issue price on August 31, 2004: The assets of the Fund, amounting to USD 18,679,479,428 less liabilities of USD 110,834,197 resulted in net Fund assets of USD 18,568,645,231, of which a proportion amounting to USD 15,771,173,608 consisted of Class A shares. These net assets, divided by the number of Class A shares outstanding on August 31, 2004, (749,823,500) resulted in a net asset value per Class A share of USD 21.03, which was also the redemption price on that day. The net asset value per Class A share plus sales charge at 6.10% (USD 1.28) resulted in an issue price per Class A share of USD 22.31.

Franklin Templeton Investment Services GmbH may pay, or cause to be paid, up to 100% of the sales charge to such persons, banks or other institutions that brokered the purchase of fund shares.




CONTINGENT  DEFERRED SALES CHARGE (CDSC)
If no sales charge was paid at the time the shares were purchased, either because the total investment exceeded USD 1 million or because a Letter of Intent was provided for such an investment, a contingent deferred sales charge
(CDSC) may be assessed if all or part of the shares acquired are redeemed within 18 months. The period starts on the last day of the month the shares in question were purchased. The CDSC is 1% of the value of the shares redeemed or of their net asset value at the time of purchase, depending on which is lower. Shares not subject to a CDSC are redeemed first, followed by those shares subject to a CDSC, in the sequence of their dates of purchase.

Unless otherwise agreed, for redemption requests intended to redeem a certain U.S. dollar or euro amount, the CDSC will be covered through the redemption of additional shares. For redemption requests where a certain number of shares is to be redeemed, any CDSC is deducted from the redemption proceeds.

MARKET TIMING TRADING POLICY
The Fund's Board of Directors has introduced the following policies and procedures with regard to market timing (market timing trading policy).

MARKET TIMING - GENERAL INFORMATION
The Fund seeks to prevent and will not lend support to short-term or frequent trading of fund shares, often referred to as market timing. It will endeavor to restrict or reject such trading or take other actions, as described below, if in the judgment of the investment management company or the transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes or may otherwise be detrimental to the interests of the Fund and its shareholders.

MARKET TIMING CONSEQUENCES
If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's investment management company or the Fund's transfer agent and based on that information the Fund or its investment management company or the Fund's transfer agent in their sole discretion conclude that your trading may be detrimental to the Fund as described in this market timing trading policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the methods by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES
You are an investor subject to this market timing trading policy whether you are a direct shareholder of the fund or you invest in the fund indirectly through a financial intermediary or a bank that maintains a separate account (an "omnibus account") with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that is facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's market timing fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.




RISKS FROM MARKET TIMERS
Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, the dollar amount, the number and frequency of trades and the type of securities in which the Fund typically invests, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or be detrimental to the Fund's performance.

If the nature of the Fund's portfolio holdings exposes the Fund to investors who engage in arbitrage market timing, there is the possibility that such trading, under certain circumstances, may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when investors attempt to take advantage of possible delays between the change in value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares. Since the Fund invests substantially in foreign securities, it can be particularly sensitive to arbitrage market timing. Due to the differences between the time zones of the foreign markets in which the international securities of the Fund's portfolio are traded and the time at which the Fund's net asset value is calculated, arbitrage market timing can occur with foreign securities. Arbitrage market timers can buy shares of the Fund based on events that have occurred after the closing prices are determined in the foreign markets but before the Fund's net asset value is calculated. One of the goals of the Fund's procedure for fair calculation of value is to minimize the possibilities of this type of arbitrage market timing (see "Valuation - foreign securities - potential influence of time zones and stock exchange holidays").

Since the Fund invests substantially in securities that are or can be restricted, unlisted, irregularly traded, traded at low turnover or are relatively illiquid ("relatively illiquid securities"), it can be particularly sensitive to arbitrage market timing. An arbitrage market timer can attempt to gain an advantage from possible differences between the most recently available prices for one or more relatively illiquid securities that are used for calculating the net asset value and the most recent indications of the market value of those securities. One of the goals of the Fund's procedure for fair calculation of value is to minimize the possibilities of this type of arbitrage market timing (see "Fair valuation - individual securities").

The Fund currently uses several methods to minimize the risks associated with market timing. These methods include:

- committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy, and
- assessing a market-timing fee for short term trading.
- observing potential differences in the prices after the close of trading in foreign markets and changes of the indicators of the value of relatively illiquid securities in order to determine if application of the method for fair valuation is assured;
- seeking cooperation with financial intermediaries who will support the Fund in identifying market timing activities.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRANSACTIONS
Transactions placed in violation of the Fund's market timing trading policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund after receipt by the Fund.

CUMULATIVE VOLUME DISCOUNT
The reduced sales charges indicated in the sales charge table also may be applied on a cumulative basis. For purposes of calculating the applicable sales charge, the investor may combine the amount of his current investment purchase with the current net asset value or the net asset value paid upon purchase (whichever is higher) of the fund shares in other U.S. Franklin Templeton Funds already held by the investor and his spouse or life partner living in the household. If the investor is the sole proprietor of a business, any shareholder accounts held by the business may also be added. The same applies to the retirement plan accounts of such a business owner, but these are not currently offered in Germany and Austria.

Because only one U.S. fund, i.e., Templeton Growth Fund, Inc., is registered for sale to the public in Germany and Austria, investors should contact Franklin Templeton Investment Services GmbH in the event of any uncertainties. They can provide further information.

The principal distributor seeks to offer to investors the most favorable sales charge possible. This can, however, only be accomplished if the investor or his intermediary submits an application for the discount when purchasing the investment and provides the requisite information to enable the determination of whether a purchase qualifies for a reduction of the sales charge. The Cumulative Quantity Discount conditions may be changed or ended at any time.




LETTER OF INTENT
Reduced sales charges are also available to investors who provide a Letter of Intent, by means of which they state their commitment to invest a specified amount in shares of Templeton Growth Fund, Inc. during a 13 month period. The requisite forms can be obtained from Franklin Templeton Investment Services GmbH. The amount the investor agrees to invest determines the sales charge to be paid. The initial investment should be in the amount of at least EUR 2,500 or 5% of the total purchase stated in the LOI.

The following conditions apply to Letters of Intent: The shares acquired with the initial 5% of the total intended purchase are held as reserved shares and serve as security for payment of higher sales charges in the event that the total intended purchase does not take place. The reserved shares are summarily redeemed if it should become necessary to cover any additional sales charge that may be due. The reserved shares may not be exchanged into Franklin Templeton mutual funds, nor may they be sold until the LOI is fulfilled or the higher sales charge paid.

Shares acquired before the letter of intent will count toward fulfillment of the letter of intent.

Any redemptions made during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been fulfilled.

If the letter of intent is not fulfilled within 13 months, the sales charges will be recalculated. If you do not settle the difference resulting therefrom within 20 days after the written request, a commensurate number of the reserved shares will be sold. If all shares are sold, or exchanged into shares of Luxembourg funds of Franklin Templeton Investment Funds, the LOI will be terminated and the sales charge recalculated.

REINVESTMENT PRIVILEGE
If you sell shares of a Franklin Templeton fund which are held for your benefit in a securities account in your investment agent's company or the trust department of your bank or are registered on your behalf with the transfer agent (or at a custodian or a trustee of the Fund's transfer agent), you can reinvest all or parts of the proceeds of the sale within 90 days after the sale without a sales charge. This reinvestment privilege is not applicable to (i) a purchase of fund shares via a regularly scheduled automatic investment plan such as a purchase through a regularly scheduled salary deduction or by remittance from a bank account, or (ii) a purchase of fund shares using the proceeds from a sale of fund shares of Franklin Templeton held indirectly through employer-supported pension plans which are not DCS plans, or by a non-Franklin Templeton person or an employer-supported IRA.

To be able to use this reinvestment privilege, you must inform your investment agent or the transfer agent of the Fund concerning this privilege at the time of your investment. In addition, the proceeds from the previous sale must be reinvested within the same share class as the shares sold.

If you paid a deferred sales charge at the time you sold your Class A shares, we will reimburse it to you for the amount that you reinvested within 90 days after the sale by adding the reimbursement to the reinvestment amount (example: if within 90 days you reinvest USD 10,000 from an earlier sale in the amount of USD 10,000 for which you paid a deferred sales charge of USD 100, the value of the reinvestment will be USD 10,100). The new shares issued at the time of your reinvestment are subject to the relevant deferred sales charge.

If the redemption proceeds were immediately invested in a Certificate of Deposit at a Franklin Bank, they can be reinvested with regard to the above terms and conditions. Reinvestment must be made within 90 days after the due date of the certificate (including any extensions).

This privilege does not apply to shares purchased and sold under the exchange program. Shares purchased with the proceeds from a money market fund may be subject to a sales charge.



PURCHASES AT NET ASSET VALUE
For purchases at net asset value, another form in addition to the purchase application must be submitted. This form is available at Franklin Templeton Investment Services GmbH.

WAIVER FOR INVESTMENTS FROM SPECIFIC PAYMENTS
Investors may acquire Class A shares without sales charges (including deferred sales charges) if they undertake a reinvestment within 90 days from:

1) Dividends and distributions of realized gains from a Franklin Templeton Fund. However, the investment must be made in the same share class. Exceptions apply for investors of the Advisor Class or Class Z of other Templeton Funds.

2) Annuity payments received either from an annuities option or proceeds from a death benefit if the annuity contract offers an investment option in an insurance fund of the Franklin Templeton Group. You should consult your tax advisor with regard to possibly relevant tax consequences.

3) Redemption proceeds from Class A shares of Franklin Templeton Investment Funds, provided you are a qualified investor.

If you paid a deferred sales charge which became due at the time of redemption of your Class A shares of a Franklin Templeton Investment Fund, a new deferred sales charge will be applicable to your purchase of fund shares and the holding period will be restarted. However, shares in the amount of the deferred sales charge paid previously and the amount of your reinvested redemption proceeds will be credited to your account.

If you directly invested the redemption proceeds in a Franklin Templeton money market fund, you can reinvest them as described above. The proceeds must be reinvested within 90 days of the date of redemption from the money market fund.

The following groups of investors are exempt from paying sales charges when purchasing fund shares, although in cases of uncertainty, the Fund shall have sole discretion on the applicability of the exemption rules:

1) Governments, local governments and tax-exempt entities that meet the qualification prescribed by Section 501 of the Internal Revenue Code may acquire fund shares without issuing costs. Such investors should consult their legal and tax advisors to determine if (and in what scope) the Fund's shares represent legally admissible investments for them and contact Franklin Templeton Investment Services GmbH in Germany and the relevant investment broker concerning further details.
2) Specific registered brokers/dealers and their subsidiaries for their own account.
3) Employees of investment brokers and affiliated companies and members of their families, pursuant to the internal rules of the respective employer.
4) Current and former officers, trustees, directors and full-time employees (and their family members) of Franklin Templeton Investments as well as Franklin Templeton Funds consistent with the then current corporate policies.
5) Partners of law offices that provide legal advice to the Fund, Franklin Resources, Inc. or their subsidiaries.
6)  Assets  held in accounts  managed by a  subsidiary  of Franklin  Resources,
    Inc.: (1) based on a consulting agreement (including sub-consulting agreements) and/or (2) as a trustee of a trust among living persons or of a testamentary estate trust.
7) Certain unit investment trusts and their holders who wish to reinvest distributions from the trusts.
8) Certain group savings plans established under Section 529 of the Internal Revenue Code.
9)  Certain group pension accounts offered to pension plans.
10) Chilean retirement programs that meet certain conditions.
11) German insurance companies that provide to the public life and pension insurance plans or fund-linked life insurance in Germany and have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.
12) Banks and securities institutions that invest assets held by them in their capacity as asset manager, broker, advisor, custodian or a similar capacity and over which they have full and exclusive investment discretion and have concluded an agreement with Franklin Templeton Investment Services GmbH. Such purchases are subject to minimum investment requirements that may be obtained from Franklin Templeton Services GmbH in Germany and from the investment broker in Austria.
13) Assets held in accounts managed by a trust company or bank ("Trust Company") under the supervision of the German government or of a state either as a trustee of a trust among living persons or of a testamentary estate trust or as a manager pursuant to a consulting agreement (including subconsulting agreements) or pursuant to another agreement granted by the Trust Company concerning its assets in conformity with the investment, if
    (i) the total value of the assets of this trust company in Franklin Templeton Funds amount to at least USD 1 million at the time of the acquisition and (ii) the purchased shares are directly registered for the trust company in its commercial status (not as a trustee of a single estate trust) and solely as an asset of the trust company.
14) Shares acquired by financial intermediaries which the intermediary holds directly or indirectly for an economic beneficiary who has concluded an agreement concerning a total fee or another investment consulting agreement with a securities dealer, a trust company or a registered investment consultant, whether or not they are affiliated with the financial intermediary, provided the financial intermediary has concluded an agreement with the main distributor which authorizes it to sell fund shares.




Shares can also be purchased at net asset value from participants in certain U.S. retirement programs and groups.

Retirement programs that qualify as such according to U.S. rules are subject to additional requirements. The Fund can agree to these additional requirements in separate contracts with investment brokers.

The investment company reserves [the right] to adjust or discontinue these additional requirements for purchasing shares at any time.

REDEEMING FUND SHARES
Shares are redeemed at their redemption price if the shareholder sends to the transfer agent a request to redeem shares that is in "proper form." "Proper form" means that the redemption request must satisfy the following criteria:

1)  The request must be sent in writing to
    Franklin Templeton Investment Services GmbH
    P.O. Box 11 18 03, 60053 Frankfurt am Main
    Mainzer Landstra(beta)e 16, 60325 Frankfurt am Main.
    Tel.: 08 00/0 73 80 02 (toll-free in Germany)
    Tel.: 08 00/29 59 11 (toll-free in Austria)
    Fax: +49 (0) 69/2 72 23-120.
    The order will be promptly forwarded electronically to the transfer agent.

2) The signature(s) of the shareholder(s) to be entered on the redemption order must match exactly the signature(s) on the purchase application. To protect shareholders, Franklin Templeton Investment Services GmbH may, in certain individual cases and at its sole discretion, require that bank signature guarantee(s) be submitted for each shareholder. Shareholders are respectfully informed that until Franklin Templeton Investment Services GmbH receives that (these) bank signature guarantee(s) no existing redemption request can be executed. The request must include either the dollar value or the number of the shares to be redeemed. If a euro amount is indicated in the request, the dollar value is derived from it using the London foreign exchange market rate applicable at the time of the conversion. There may be special requirements governing bank signature guarantees in the U.S., details of which may be obtained from the Service Company and the transfer agent.

3) If certificates were issued for the shares in question, they must be sent directly to Franklin Templeton International Services S.A., 26 Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, for forwarding to the Fund's transfer agent. The application will not be processed until the transfer agent is in possession of the redemption order and the certificate. The investor will be responsible for delays and loss. We therefore strongly advise against requesting share certificates.

4) If the shares intended for redemption are registered in the name of an estate, a bank, a foundation, a trustee or guardian, or a corporation or partnership, the redemption request must include documentation that in the opinion of Franklin Templeton Investment Services GmbH sufficiently proves that the person(s) signing the request is/are duly authorized to do so and/or which conform to all relevant legal requirements. Contact Franklin Templeton Investment Services GmbH for more details.

In keeping with the aforementioned conditions, the redemption order may be sent directly to Franklin Templeton Investor Services, LLC. However, in such a case, it must be written in English.




The redemption price is the net asset value which is calculated after the redemption has been received in proper form by the transfer agent. Payment of the redemption price, i.e., remittance of the redemption proceeds, usually takes place in the form of a check in U.S. dollars within seven days after the complete redemption request is received in proper form. The check will be sent via air mail to the registered address of the shareholder (or to any other address indicated by the shareholder).

However, investors may also have their redemption proceeds transferred into the bank account indicated for this purpose on the account application or in the redemption request. (Particulars on recipient bank accounts to be indicated are given in the following paragraph.) Investors are not charged for this service. Since funds transfers are usually faster than sending redemption proceeds by check, it is recommended that investors choose payment by funds transfer. Please indicate on the redemption request your request for payment by funds transfer. Requests sent via fax to Franklin Templeton Investment Services GmbH by 4:00 PM Frankfurt time on days on which the net asset value of the Fund is calculated are usually processed at the redemption price calculated at the close of trading on the New York Stock Exchange on that date. Such requests can, however, only be accepted on German bank business days.

Beginning on June 1, 2004, shareholder redemption requests received by Franklin Templeton Investment Services GmbH that include a request for payment by funds transfer will be executed only if the name on the shareholder account matches the name on the recipient bank account. In the case of accounts having more than one shareholder, payment will be made only to a recipient bank account in the name of at least one of the shareholders. Investors are therefore strongly urged to always name an account that fulfills the aforementioned requirements in order to avoid delays in payment of the redemption proceeds. These regulations apply accordingly for the transfer of shares into investment accounts not managed by Franklin Templeton. Transfer to a third party is not possible. Contact Franklin Templeton Investment Services GmbH for more details.

In the case of transfer and redemption requests addressed to Franklin Templeton Investment Services GmbH via fax that involve payment or transfer into an account in the name of the shareholder, it is no longer necessary to submit the original request document, which was previously required in order for the payment or transfer to be executed. However, Franklin Templeton Investment Services GmbH and the transfer agent reserve the right to require submission of the original request document before executing a payment or transfer in the following cases:

-  The amount of the  transfer  or sell order  exceeds the  equivalent  of USD
   100,000.
- Payment is made in a country that has not enacted adequate money-laundering legislation, especially countries not included in the so-called GAFI/FATF (Financial Action Task Force).
-  The transfer or sell order is for a third party.
- There has been a change of address for the investment account of the shareholder within the last 15 days.
- The transfer or redemption request is connected to a pledging or estate matter.

In Germany and Austria, investors can request payment in EUR from the paying agencies for redemption proceeds, distributions and other payments. In such cases, the custodian will instruct JP Morgan Chase Bank in London to execute the currency exchange and forward the redemption proceeds.

The Fund can unilaterally redeem the shares of an investor if the net asset value of these shares is less than USD 500, provided this is not due to fluctuations in price of the shares of the investor. In addition, the Fund can unilaterally redeem shares of investors who have failed to submit an official tax number or other tax statements required by the Fund. A redemption notice sent by airmail to the registered address of the investor will give a date, not less than 30 days after the mailing date, and the shares will then be redeemed at the net asset value in effect at the close of business on the date listed, unless the investor has purchased additional shares that raise the total value of the account to USD 500 or did not provide an official tax number (or other information requested by the Fund). Redemption proceeds will be sent by check to the investor's registered address.




WITHDRAWAL PLAN
Investors may establish a systematic withdrawal plan allowing them to receive regular payments of USD 50 or more from their accounts on a monthly, quarterly, semiannual or annual basis. Such an investor must hold fund shares having an equivalent value of at least USD 5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan. Dividend and capital gain distributions to the account of the shareholder must be reinvested in additional fund shares at the net asset value. Payments are effected by redeeming an equivalent amount of shares at the net asset value on the withdrawal date. Unless agreed otherwise, this is generally the 20th of the month.

To avoid payments of sales charges on funds that you intend to withdraw within a short time, under no circumstances should you set up a withdrawal plan if you plan to purchase shares on a regular basis. Shares sold under the withdrawal plan are subject to a deferred sales charge.

Redemption of shares by means of the withdrawal plan can reduce or use up the shares in your custodian account if the payments exceed the distributions obtained from the Fund. This is even more likely to be the case in declining markets. Should the withdrawal amount exceed the value of your custodial account, your custodial account will be closed and the amount remaining will be sent to you. Since the amount that is withdrawn under the withdrawal plan may be higher than the current income and returns, portions of the payments can be repayments of your investment.

In order to terminate the withdrawal plan, change the amount and the time of the withdrawal plan or suspend a payment, we need your instructions at least three business days before the planned payment. The Fund can terminate the withdrawal plan by written notification to you if all shares of your custodian account have been withdrawn, the Fund has received a notification of the death or incapacity of the shareholder or the Fund has received mail labeled "forwarding not possible. "

MARKET TIMING FEE
MARKET TIMING FEE ASSESSMENT
A market timing fee for short-term trading (with exceptions) may be assessed on any fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) calendar days following their purchase date. This market timing fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The market timing fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This market timing fee is imposed to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. This market timing fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of market timing fees against your account. Based on the frequency of market timing fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may at its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or
(ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund even if any such request would not exceed the exchange limit guideline described in this prospectus.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES
You are an investor subject to this market timing fee for short-term trading whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's market timing fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who are collecting the market timing fee, due to policy, operational and/or systems requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the market timing fee from their customers who invest in the Fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the market timing fee is applied to your investments in the Fund.




WAIVER/EXCEPTIONS/CHANGES
The Fund reserves the right to waive the market timing fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the market timing fee because of a bona fide and unanticipated financial emergency. The market timing fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in Franklin Templeton funds. In addition, the Fund reserves the right to modify or eliminate the market timing fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

LIMITATIONS ON COLLECTION
Currently, the Fund is very limited in its ability to assess and collect the market timing fee through the financial intermediaries on behalf of its customers. For example, where a financial intermediary is not able to determine if the market timing fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the market timing fees. Further, if fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a market timing fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

INVOLUNTARY REDEMPTIONS
The Fund reserves the right to close an account if the account value falls below USD 500, or the investor is deemed to be engaging in activities that are illegal (such as late trading) or the activities are in any other way disadvantageous for the Fund (e.g., market timing).

RIGHT TO EXCHANGE

Shares of Templeton Growth Fund, Inc. can be exchanged into shares of other U.S. Franklin Templeton funds authorized to sell their shares in the investor's country of residence, on the basis of their net asset values per share at the time of the exchange. If you exchange shares that you have held for less than six months, the difference between the sales charges of the two funds will be calculated if the difference amounts to more than 0.25%. If you exchange shares of a money market fund or another fund that has no sales charge, a sales charge will be collected regardless of the length of time the shares are held. If the shares to be exchanged are subject to a CDSC and the exchange takes place within the calculation period, it will be the shares of the new fund that are subject to the CDSC. If there are shares subject to a CDSC in the account out of which the exchange is to be made, those shares not subject to the sales charge will be exchanged first.

No form is required to exchange shares. The request can be made by writing a letter in German to Franklin Templeton Investment Services GmbH.

Exchange transactions are subject to the minimum investment conditions of the individual funds, and sales charges are generally not assessed if they were already paid at the time of the original investment and if no higher sales charges apply for the new fund. A deferred sales charge will continue to be charged from the date on which the original investment was transacted and will not be incurred on an exchange. Shareholders wishing to exchange shares should first ask for and read the most recent prospectus of the fund into whose shares they want to exchange.

Shareholders should also take note that an exchange is legally two transactions: a sale of one fund and the purchase of another. The same conditions that apply to purchases and sales apply here. Exchanges can be subject to the same tax consequences as ordinary purchases and sales.

A switch to another Franklin Templeton fund can only be processed if an investment account already exists for this other Franklin Templeton Fund, or if a proper application to open an investment account has been filed. Because
Franklin Templeton Fund and its custodians are headquartered in different countries, processing such an exchange may, under certain circumstances, take several business days.

If a significant number of shareholders sell their shares under the exchange privilege within a short period of time, the Fund could be forced to sell securities that it otherwise could hold, which would result in additional costs due to such transactions. On the other hand, an increased use of the exchange privilege can lead to large periodic inflows. Should this occur, it is the Fund's basic policy to invest such monies initially in short-term interest-bearing money market instruments unless it is of the opinion that attractive investment possibilities exist immediately that are consistent with the Fund's investment goals. The monies will then be deducted from the short-term interest-bearing money market instruments and invested in a portfolio of securities, this being done in such an orderly manner as possible when an attractive investment policy arises.




REJECTED EXCHANGES
If the Fund rejects an exchange request involving the sale of fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

FUND EXCHANGE PRIVILEGE CHANGES/WAIVER
The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

OTHER FUNDS' EXCHANGE PRIVILEGES
If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

INSTITUTIONAL INVESTORS
Institutional investors have additional methods to purchase, redeem or exchange fund shares. Contact Franklin Templeton Investment Services GmbH for more details.

ACCOUNT STATEMENTS
Shareholder accounts are opened according to the registration instructions of the shareholder. Account transactions, such as additional investments and distribution reinvestments, are reported by means of regular account statements issued by Franklin Templeton Investor Services, LLC. Copies of account statements less than three years old will be supplied free of charge on request. A fee of up to USD 15 may be charged for copies of account statements dating back more than three years before the date the transfer agent receives the request.

INVESTMENT GOALS AND POLICIES

The investment goal of the Fund is long-term capital growth. The Fund seeks to achieve its objectives by investing in equity securities of companies and governments of any nation, including emerging-market nations.

Equity securities represent a share in the ownership of a company. Their value is based on the business success of the company, the income paid out to the shareholders and the value of the assets as well as the general market conditions. The buyer of a stock receives an ownership share in the company as well as certain voting rights. The stockholder can participate in the success of the company by receiving dividends which are distributions of the company's profits to its stockholders. They primarily include common stocks, preferred stocks and convertible bonds. Convertible bonds have the characteristics of both bonds (which is the form in which they are normally issued) and of equity securities (which is what they can be converted into). Convertible bonds are normally debt securities or preferred stocks that can be converted into common stocks after a specific time or under specific circumstances. The Fund also invests in depository receipts, which are certificates issued by a bank or a trust company and give their holders the right to obtain securities issued by a foreign or domestic company.

The Fund primarily invests in a globally diversified portfolio of equities.




Depending on the current market conditions, the Fund may invest globally up to 25% of its total assets in corporate and government debt securities. Debt securities represent the obligation of the issuer to repay a loan. Typically, interest must also be paid. Debt securities include bonds, banker's acceptances and debt securities. To increase the Fund's income, it can loan securities from its portfolio to qualified banks and securities dealers.

The Fund can employ various derivative strategies to protect its assets, introduce a cash or tax management strategy or increase its yields. No more than 5% of the Fund's total assets may be invested in options or swap agreements (measured at the time of the investment). With derivatives, the investment management company attempts to predict if the value of the underlying instrument will rise or fall in the future. In the decision as to whether a certain instrument or a specific strategy should be used, the investment management company considers numerous factors such as availability and costs.

In selecting stocks for the Fund, the investment management company uses a bottom-up, value-oriented and long-term approach. It focuses on the price of a security in relation to the long-term corporate profit, the asset value and the cash flow for evaluating the investment company. The investment management company also considers the price-earnings ratio, the price-cash flow ratio, the profit margin and the liquidity value.

The Fund is not limited to investments in securities admitted for stock exchange trading and may also acquire securities whose disposal is subject to some limitations due to contractual agreements.

TEMPORARY INVESTMENTS
When the investment management company believes that the market or economic conditions are unfavorable for investors, up to 100% of the Fund's assets may be invested in cash, cash equivalents or other high quality short-term investments. Temporarily defensive investments may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The investment management company may also invest in these types of investments while seeking suitable investments or to hold liquidity. Under such conditions, the Fund may not be able to achieve its investment objective.

INVESTMENT PRINCIPLES AND RESTRICTIONS

Basically, the investment principles and restrictions only apply when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer fits the Fund's investment principles or meets the Fund's restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

In the case of a bankruptcy or other extraordinary circumstances that affect a specific security held by the Fund, the Fund may acquire stock, property or other assets that the Fund could not, or would not, have wished to acquire. In such an event, in the interest of the investors, the Fund will sell the asset as quickly as possible.

The Fund has adopted certain investment restrictions as fundamental principles. This means that restrictions thus adopted may only be changed if the change is approved by (1) more than 50% of the Fund's outstanding shares or (2) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. The Fund has also adopted additional investment restrictions designated as non-fundamental principles. Such restrictions may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT PRINCIPLES AND RESTRICTIONS The investment goal of the Fund is long-term capital appreciation.

The Fund is prohibited from:

1. Investing in real estate or liens on real estate (the Fund may, however, invest in marketable securities that were secured by real estate or shares in real estate, or were issued by real estate companies that invest in real estate or real estate companies); making investments (with the exception of bonds or "equity stock interests") in exploratory or preliminary schemes to develop oil, gas or other mineral resources; buying or selling commodity futures contracts, with the exception of stock index futures contracts.

2. Investing in securities of other domestic or foreign investment companies, investment funds or other investment forms that invest according to the principle of risk diversification, irrespective of the legal form of such an investment form, except in connection with a plan for merger or consolidation with or for the acquisition of substantially the entire assets of such an investment vehicle with the further exception that up to 5% of the net assets of the Fund can be invested in an investment vehicle consisting of securities, provided it offers its shares publicly without limitation as to number and further provided that these shares entail the right to redeem the shares.

3. Acting as an investment (issuing) bank, except to the extent the Fund can be considered an issuer in connection with the sale of its own securities or the sale of its own shares.

4. Issuing securities endowed with special preferential rights; buying on margin or making short sales; executing, buying or selling put premiums, call premiums, straddle or put and call options (the Fund may, however, make premium payments in connection with stock index futures contracts and options on securities indices, as well as buy and sell them).

5. Making loans to other persons, except: a) through loans of portfolio securities; b) through the sale of debt securities and bonds and/or through direct investment in corporate bonds that conform to the investment principles of the Fund; and c) to the extent that entering into repurchase agreements can be seen as issuing credit. The Fund may also make loans to affiliated investment companies, to the extent that entering into repurchase agreements can be seen as making a loan. In addition, the Fund may make loans to affiliated investment companies, provided it is permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the Securities and Exchange Commission.

6. Borrowing, except for taking out loans at banks or affiliated investment companies, to the extent permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the Securities and Exchange Commission, provided, however, it is only a temporary measure and the amount of the loan does not exceed 10% of the total assets (including the amount borrowed) of the Fund and only if the custodian approves the terms of the loan.

7. Pledging, lending, mortgaging or otherwise encumbering the assets of the Fund, except for providing security for liabilities in the manner permitted by the Fund's own principles.

8. Investing more than 25% of total Fund assets in securities from issuers of a single industrial sector (except for securities issued or guaranteed by the U.S. government, its agencies or offices, or securities or other investment companies).

9. Investing in "letter stocks" (stocks that may only be issued under a "special letter" from the Securities and Exchange Commission) or in securities for which sales are restricted according to the terms of a takeover agreement.

NON-FUNDAMENTAL INVESTMENT PRINCIPLES
Irrespective of fundamental investment principle No. 2, neither the fund nor a share class of the Fund may invest in securities of another domestic or foreign investment company or in investment funds or another investment vehicle which is invested according to the principles of risk diversification, regardless of the legal form of such an investment vehicle. Accordingly, neither the Fund nor a share class of the Fund may invest in portfolio holdings of venture capital and private equity funds.

Any borrowing by the Fund according to fundamental investment principle No. 6 must be at credit conditions that reflect the prevailing standards.

The Fund may also be subject to additional investment restrictions imposed by countries other than the U.S. in which its shares are sold.




INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS
The Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

In addition, the Fund is prohibited from:

1. Purchasing or owning securities of a company in which members of the Administrative Board or executives of the Fund or of its investment manager individually hold more than 0.5%, or jointly hold more than 5%, of the securities of the said company.

2. Purchasing more than 10% of one class of securities of a company, including more than 10% of its voting shares currently in circulation, or investing in a company for the purpose of exercising rights of control or with the intention of controlling or managing it.

3. Invest more than 5% of the value of the Fund's total assets in securities of issuers that have been in continuous operation less than three years.

4. Investing more than 5% of its total assets in subscription rights, regardless of whether these are listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange. Subscription rights not listed on these exchanges may total no more than 2% of its total assets. However, subscription rights that are purchased in so-called "units" or are part of the underlying security do not fall under this restriction. This restriction also does not apply to stock index options.

5. Investing more than 15% of its total assets in securities of foreign issuers that are not listed on an officially recognized securities exchange in the United States or abroad; this also includes the 10% of total assets (including subscription rights) that may be invested in securities with a restricted market. The Fund's securities holdings may include the latter securities in amounts that may be detrimental to the salability of these securities; as a result, the Fund may not be in a position to sell such securities at their current price.

Certain words and groups of words are used to describe the investment policy and strategy of the Fund in order to give investors a general impression of the investment level of the Fund. They are for the most part but not conclusively identified with the following percentages of the Fund's assets:

"small proportion"       less than 10%
"proportion"             10% to 25%
"significant"            25% to 50%
"substantial"            50% to 66%
"primarily"              66% to 80%
"predominantly"          80% or more

Should the Fund intend to limit individual investments or strategies to no more than the specific percentages of the fund assets, the prospectus will identify such limitations. The above percentages are not limitations unless specified otherwise in the Fund's prospectus.

RISKS

GENERAL RISKS
Shareholders should keep in mind that there are risks associated with all investments and that no guarantee can be given that the Fund will achieve its investment objectives. The Fund intends to minimize investment risks through broad diversification of its investments, but the possibility of a loss of principal remains. As in all investments in securities, the value and return of Fund investments can fall as well as rise; this is subject to a variety of factors, and will affect the value of the Fund's shares. Shareholders thus participate in the fluctuations in the value of the securities held in the Fund's portfolio. This may result in losses.

EQUITIES
Although this may not be the case on non-US equity markets, from a long-term historical perspective, U.S. equities have performed better than other investments. However, individual stocks tend to rise or fall in value significantly. The price movements can depend on factors relating to the individual companies or industries or securities markets as a whole. Compared to the perceived value of the company, prices of value stocks are seen as "cheap." Their value may rise less than assumed by the investment management company if other investors do not recognize the value of the company and do not offer the price or prefer markets with faster growing companies. Slower growth or a restrained economic environment could negatively affect the price of the various stocks held by the Fund.

INVESTING IN FOREIGN SECURITIES
Investing in foreign securities, including securities of foreign countries and depository receipts typically entail higher risks than investing in U.S. equities. However, some of these risks also affect U.S. securities. These risks can increase the potential losses in the Fund and influence its share price.




CURRENCY RISKS
Many Fund assets are denominated in currencies other than the U.S. dollar, so that changes in the exchange rate of these currencies to the U.S. dollar and exchange rates to non-US currencies affect the value of Fund assets and thus the price of fund shares as well. If the value of the U.S. dollar rises in relation to a foreign currency, the value of an investment denominated in that currency will fall because it is worth fewer U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS
The political, economic and social structures of some countries where the Fund invests may be significantly less stable and more volatile than those of the U.S. Investments in such countries may be subject to the risks of internal and external conflicts, currency devaluation, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and thus the value of the Fund's investments in countries outside the US. These factors are extremely difficult or impossible to predict and to take into account with regard to the Fund's investments.

TRADING PRACTICE
Brokers' commissions and other fees are generally higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and securities dealers may be less than in the U.S. The procedures and rules governing foreign transactions and custodian accounts (safeguarding the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION
In some cases, foreign companies are not subject to the same publication, accounting, auditing and financial reporting standards and practices as companies in the United States. For that reason, less public information may be available concerning foreign companies than concerning most U.S. companies.

LIMITED MARKETS
For certain foreign securities, the liquidity may be lower (harder to sell) and the volatility higher than for many U.S. securities. This means that occasionally the Fund may be unable to sell foreign securities at a favorable price.

EMERGING MARKETS
The risks of investing in less-developed countries, so-called threshold and developing nations, are typically higher. For example, the political and economic structures in these countries are less established, and may change rapidly. There is increased danger of inflation, deflation or currency devaluation in these countries, which may negatively affect the economy and the securities markets there and lead to increased volatility. Short-term volatility with declines of more than 50% is not unusual. Currency trading limits that may be imposed by emerging nations have a negative impact on the value of the securities of the companies trading or operating in such countries.

DERIVATIVES
The performance of derivative instruments is at least in part dependent on the performance of the underlying instruments. Derivatives entail costs, may be volatile and can represent a small investment compared to the assumed risk. Using them successfully depends on the ability of the investment management company to forecast market trends. The risks entail failure to deliver, counterparty default or inability to close a position due to an illiquid trading market.

SECURITIES LENDING
The Fund's securities lending in relation to the portfolio may not exceed more than 33 1/3 of the aggregate value of the Fund, measured at the time of the most recent lending transaction. As with other forms of lending, risks exist due to delays in repayment or even the loss of rights to the collateral due to default or insolvency of the borrower.

INTEREST RATE
From a historical perspective, persistent or substantial interest rate increases have a negative impact on the equity markets of the countries affected by such increases. When interest rates rise, the prices of debt securities decline. The opposite is also the case. Prices of debt securities rise when interest rates fall. Generally, debt securities with a long term to maturity are most sensitive to such price changes.




CREDIT
The risk exists that the issuer of a debt security may no longer be able to make interest payments and repay the capital on time. Changes in the financial strength of the issuer or the credit rating of a security can influence the value of a security and accordingly the Fund's performance.

INVESTMENT TRANSACTIONS AND RELATED RISKS

The value of your shares will rise as the value of the securities held in the Fund rises and will decrease as the value of the securities decreases. In this way, you participate in the changes in value of the securities held in the Fund. In addition to the factors that influence the value of an individual security held by the Fund, the value of the fund share may also change with the movements in the equity and bond markets as a whole.

In attempting to achieve its investment goals, the Fund may (unless specified otherwise) invest in the following types of transactions or enter into commitments in the following types of transactions. The following describes these securities and transactions, and the related risks. The managers of the Fund are not obligated to invest in one or all of these securities or enter into a commitment in one or all transactions.

BORROWING
Pursuant to the Investment Company Act of 1940 as amended (the 1940 Act), the Fund must continuously maintain asset coverage of 300% in relation to borrowing and reduce its borrowing (within three days) to the amount necessary to achieve such coverage again if it should fall below 300% due to market fluctuations or otherwise. Should the Fund be forced to reduce its borrowing, it may be forced to dispose of portfolio holdings even if the sale of Fund holdings may be disadvantageous from the investment standpoint. Leverage effects through borrowing can severely increase the effect of a rise or fall of the value of the portfolio securities on the Fund's net asset value, and the borrowed money is subject to interest and other costs (which can include commitment fees and/or the costs of maintaining the minimum average account level), which can exceed the income or profits of the securities acquired with the borrowed funds.

Pursuant to the 1940 Act, the Fund may also borrow up to 5% of the value of its assets at the time of borrowing for short-term purposes. A loan is considered to be short-term if it is repaid within 60 days and is not extended or renewed.

BORROWING FROM AFFILIATED INVESTMENT COMPANIES
With due consideration of the fundamental investment restrictions of the Fund with respect to borrowing, the Fund may also borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Fund together with other funds of Franklin Templeton Investments an exceptional approval permitting each fund to borrow money from other funds of Franklin Templeton Investments by means of a credit facility for short-term purposes (the borrowing approval). The borrowing approval allows the Fund to borrow money from other funds of Franklin Templeton Investments at interest rates that are more advantageous than those the Fund would have received if borrowing from banks or other lenders. The borrowing approval also allows the Fund to borrow money under market conditions from other affiliated entities in emergencies such as, for example, the investment manager, should the SEC permit investment companies to become involved in such borrowings in the future, as it did under the market conditions prevailing immediately after September 11, 2001.

The borrowing approval permits the Fund to borrow and receive loans from financial institutions in the following specific situations: (i) if the Fund's cash situation is not adequate to meet short-term cash requirements; or (ii) if a sale of securities "goes wrong" owing to circumstances such as a delay in the delivery of cash to the Fund's custodian or delivery orders by the broker conducting the transaction not being in proper order.

Pursuant to the borrowing approval, the borrowed amount may be unsecured if the Fund's total borrowing is less than 10% immediately after the borrowing. If the total borrowing immediately after the borrowing is more than 10%, the borrowed amount must be secured on an at least equal priority basis by an at least equivalent percentage of collateral to the borrowed amount as an outstanding loan amount requiring collateral. If the Fund has outstanding loans within the overall budget, which through additional borrowing cause its outstanding loans from all sources to exceed 10% of its total assets, the Fund must first secure each outstanding loan within the overall budget by pledging segregated collateral having a market value of at least 102% of the nominal amount of the outstanding value of the loans.




If the Fund has outstanding loans within the overall budget and its total outstanding loans exceed 10% of its total assets for another reason (e.g. reduction of the net asset value or due to redemptions by shareholders), the Funds will within one business day: (a) repay all outstanding loans within the overall budget, (b) reduce its outstanding indebtedness to 10% of its total assets or less or (c) secure each outstanding loan within the overall budget by pledging segregated collateral having a market value of at least 102% of the nominal amount of the outstanding value of the loans until the Fund no longer exceeds 10% of the overall budget. From this time, the collateral is no longer needed. Under such conditions, until each outstanding loan within the overall budget is repaid or the aggregate outstanding loans of the Fund no longer exceed 10% of its total assets, the Fund will identify the value of the collateral at the market price on each day and will pledge additional collateral which is necessary for the market value of the collateral to be at least 102% of the outstanding aggregate loan total.

The term to maturity of the extension of credit within the overall budget is limited to the time necessary to obtain payments for sold securities, but in no case more than 7 days. Loans processed within 7 days are handled as separate loan transactions for the purposes of these conditions. The Fund's borrowing through the credit facility, measured on the day of the last borrowing, does not exceed the greater of 125% of the net cash redemptions of the Fund or 102% of the failed purchases of the last 7 calendar days. The members of the Fund's Board of Directors including the majority of the independent members of the Board of Directors will: (a) review on at least a quarterly basis the portfolio holdings of the Fund in credit facilities during the previous quarter for compliance with the conditions of the borrowing approval, (b) establish a formula for the interest rates of the banks in order to determine the interest rates for borrowings within the overall budget in agreement with the borrowing approval and review the ongoing suitability of the formula for the interest rates of the banks at least annually and (c) review the ongoing suitability of the Fund's participation in the credit facility at least annually.

CONVERTIBLE BONDS
A convertible bond is normally issued either by an active enterprise or by an investment bank. If the convertible bond is issued by an active enterprise, it tends to have priority over common shares; however it is subordinate to other types of fixed-interest securities issued by this company. When a convertible bond issued by an active enterprise is converted, the active enterprise usually issues new shares to the holders of the convertible bond; however, should the exchange price of the convertible bond be lower than the purchase price, the active enterprise may make a cash payment instead of issuing common shares. If a convertible bond is issued by an investment bank, the security is a debt security and convertible by the issuing investment bank. The issuer of convertible bonds can be important in determining the true value of the security. This is due to the fact that the holder of a convertible bond only has recourse to the issuer.

CONVERTIBLE DEBENTURES
As is the case with a normal fixed-interest debenture, the market value of a convertible debenture tends to increase when interest rates fall and increase when interest rates rise. As is the case with common shares, the value of a convertible debenture tends to increase when the market value of the underlying instrument rises and tends to decrease when the value of the underlying instrument falls. Since both interest rates and market movements can influence the value, a convertible debenture is not as sensitive to interest rates as a comparable fixed-interest security nor is it as sensitive to changes in the stock value as the underlying instrument. Since the Fund invests in convertible debentures due to their equity nature, it does not consider the credit rating of the convertible debenture in making the investment decision.

CONVERTIBLE PREFERRED STOCKS
With regard to the Fund's financial reporting, its credit rating and for the purpose of investment restriction, a convertible preferred stock is treated the same way as a preferred stock. In the event of insolvency, a preferred stock is subordinate to all debentures and the failure of the issuer to pay a dividend is generally not a loss event that entitles the holder of a preferential right to undertake actions. A preferred stock generally has no maturity date so that its market value depends on the business outlook of the issuer for an indefinite time. Additionally, distributions of preferred stocks are dividends instead of interest payments and are usually treated as such for the purposes of corporation tax.




DEBT SECURITIES
Debt securities represent the obligation of the issuer to repay a loan and normally to pay interest. They include annuities, bills of exchange, debentures and commercial papers. Typically, a debt security has a stipulated payment plan that obligates the issuer to make payments of interest and repayments of principal to the lender over a certain period of time. A company typically fulfills its payment obligations in connection with the issued debt securities first, before it determines and pays out dividends to its shareholders. Debentures, borrower's notes and commercial paper differ in the length of the issuer's payment schedule, with debentures carrying the longest repayment schedule and commercial paper the shortest. A holder's option makes it possible to convert convertible bonds into common shares of the issuer. For further details, see "Convertible bonds." The Fund may invest no more than 25% of its total assets in bonds. The market value of a debt security generally fluctuates according to changes in interest rates and the financial situation of individual issuers. In times of falling interest rates, the value of debt securities generally rises. On the other hand, in times of rising interest rates, the value of debt securities generally falls. These changes in market value are reflected in the net asset value of the Fund. The average term to maturity of the bonds in the Fund's portfolio fluctuates depending on the decision of the manager to change the interest rates in the future.

Depending on current market conditions, the Fund may invest up to 25% of its total assets in debentures of companies and governments from anywhere in the world. To the extent that the Fund invests in debentures, the value of the Fund's portfolio and consequently its share price will be influenced by interest rate changes in the country in which the Fund is invested. Increasing interest rates that occur mostly in times of inflation or a growing economy will probably cause the value of the debenture to be reduced, which will have a negative impact on the value of the fund shares. Of course, interest rates have risen and fallen in the past, sometimes even drastically. Such changes are likely to reoccur in the future at unforeseeable times.

ANNUITIES
An annuity is a bond in which investors lend money to a borrowing entity for a specific time at a stipulated interest rate. Annuities can be rated by an independent rating agency, based on an analysis of the borrower's fundamental data. For more information see "Investment-grade debt securities," "Low-rated securities," and "Unrated debt securities."

COMMERCIAL PAPER
Commercial paper is unsecured short-term borrowing of a company, typically for financial accounts receivable and taking inventory. Investments in commercial paper are limited to obligations with a Prime-1 rating from Moody's Investors Service (Moody's) or A-1 from Standard and Poor's Rating Group (S&P), or if not rated by Moody's or S&P, to obligations issued by a company having a Moody's rating Aaa or Aa or AAA or an S&P rating of AA.

DEBENTURES
A debenture is an unsecured loan that is only secured by the borrower's credit rating and not by collateral.

NON-PERFORMING DEBT SECURITIES
From time to time, the Fund may acquire non-performing debt securities if in the opinion of the manager the issuer will resume interest payments in the near future. The Fund may invest up to 10% of its total assets in non-performing debt securities. Purchasing non-performing debt securities involves risks such as the possibility of a total loss of the investment if the issuer does not make interest payments and repayment of principal to the holders.

FOREIGN BONDS
The Fund's investments in debt securities can include securities of U.S. and foreign governments and companies. Such debt instruments can include Samurai bonds, Yankee bonds, Eurobonds and global bonds with the goal being to commit investment capital in other countries in a specific currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are basically issued in bearer form, have a fixed or variable interest rate and are typically amortized by a payment including a semi-annual interest payment in the currency in which the bond was issued. Yankee bonds are foreign USD-denominated bonds which are registered for sale in the United States by the SEC. A global bond is a certificate representing the aggregate debt of the issue. Such bonds are created to control the initial market distribution of an issue in accord with the sales restrictions in certain jurisdictions or because definitive bond certificates are not obtainable. A global bond is also referred to as a global certificate.




INVESTMENT-GRADE DEBT SECURITIES
A large number of independent rating agencies publish ratings for some debt securities in which the Fund invests, based on their assessment of the financial soundness of the issuer. In general, the lower the rating, the higher the investment risk. Debt securities rated Baa by Moody's or BBB by S&P or higher, or unrated debt securities classified by the investment manager as qualitatively comparable are classified as investment-grade investments. Debt securities of the lowest investment grade may have a speculative nature and changes in economic conditions or other circumstances can lead to their having a weaker position with respect to repayment and payment of interest than debt securities of a higher grade.

LOW RATED SECURITIES
Higher interest payments can generally be obtained with low-rated securities such as those rated Ba or lower by Moody's or BB or lower by S&P or do not have an investment rating that the investment manager would consider qualitatively comparable. Such high-interest securities are considered to be lower than investment-grade and some are referred to as junk bonds. These judgments represent the opinion of the rating services with respect to the issuer's ability to pay interest as well as to repay the capital. They do not maintain that they reflect the risks of market value fluctuations and are not absolute standards for quality. The Fund does not maintain minimum ratings for low-value securities.

Although they may offer higher yields than high-rated securities, low-rated or unrated debt securities are generally associated with greater price fluctuation and increased risks for capital and income, including also the possibility that the issuers of these securities will fall behind in payment or go bankrupt. These securities possess certain quality and safety features, although the significant uncertainty or higher risks that may arise under unfavorable conditions largely nullify these. When a rating agency changes a rating for an issue held in the Fund's portfolio or the security falls into arrears, the Fund will consider this case in its evaluation of the overall performance of this security; however, this will not automatically result in the sale of the security.

The markets in which low-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The presence of limited markets for certain securities may reduce the Fund's ability to sell the securities at an appropriate value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain low-rated or unrated debt securities can also make it more difficult for the Fund to obtain the exact market value for evaluating its portfolio. As a rule, market prices for many low-rated or unrated debt securities are only available from a limited number of dealers and do not necessarily reflect the tender price of these dealers or the price for current sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more sensitive to actual or presumed economic and competitive conditions than is the case with top-quality investment securities. It has been shown that the prices of low-rated debt securities are less sensitive to interest-rate fluctuations than are high-rated investment securities, but are more sensitive to an economic downturn or events at individual companies. If an economic downturn or a period of rising interest rates is expected, this may lead to a collapse in the prices of low-rated debt securities, because the advent of a recession reduces the ability of companies with a high share of debt to pay interest or repay principal on their debt securities. If the issuer of low-rated debt securities falls behind in payment, the Fund may incur additional costs if it wishes to get its money back.




BILLS OF EXCHANGE
A bill of exchange is a medium-term or short-term debt security, usually with a term to maturity of 10 years or less.

UNRATED DEBT SECURITIES
The Fund may also invest in unrated debt securities that have not yet been rated by an independent rating agency. While they are not necessarily of lower quality, unrated debt securities do not have a broad market. Among other reasons, the size and the recognized demand for the issue may lead issuers to decide not to pay the costs for their bonds to be rated. The Fund manager analyzes the creditworthiness of the issuer and of a financial institution or another party responsible for payment for the security in order to decide whether to buy an unrated debt security and if it is of comparable quality to rated securities.

U.S. GOVERNMENT SECURITIES
U.S. government securities are obligations or guarantees by the United States government, its agencies or institutions. Some U.S. government securities such as savings bonds and bonds are supported by the full faith and credit of the U.S. Treasury; others such as those of the Federal Home Loan banks are supported by the issuer's right to borrow from the Treasury. Others such as those of the Federal National Mortgage Association are supported by the discretion of the U.S. government to buy debt securities of the agencies; still others are supported by the credit of the institution.

DEPOSITORY RECEIPTS
Depository receipts are certificates that give their owner the right to obtain securities (a) held by a foreign issuer in a U.S. bank or trust company (American Depository Receipt (ADR)) or (b) held by a foreign or U.S. issuer in a foreign bank or trust company (Global Depository Receipt, (GDR), or European Depository Receipt, (EDR)). For the purposes of the Fund's investment policy, the Fund's investments in depository receipts are considered investments in the underlying securities.

The prices of ADRs are listed in USD and ADRs are traded on U.S. stock exchanges or over the counter. Although ADRs do not eliminate risks associated with foreign investments, by investing in ADRs instead of directly investing in stocks of foreign issuers, the Fund avoids currency risks during the settlement period for the purchase or sale as well as specific trading risks in foreign securities markets. Generally, there is a large and liquid market in the U.S. for ADRs listed on a national stock exchange or on NASDAQ. Information available concerning ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or the U.S. stock exchange on which they are traded, the standards of which are identical to and more exacting than those to which the foreign issuer may be subject.

Depository receipts may be issued under sponsorship programs or unsponsored programs. In sponsored programs, the issuer enters into an agreement for its securities to be traded in the form of depository receipts. In unsponsored programs, it is possible for the issuer not to be directly involved in setting up the program. Although the regulatory requirements are similar for sponsored and unsponsored programs, in some cases it may be simpler to obtain financial information on an issuer that has participated in a sponsored program. Accordingly, less information may be available on issuers whose securities are under unsponsored programs and there may be no correlation between such information and the market value of the depository receipts.

DERIVATIVE SECURITIES
Derivative securities are those whose value depends on the trend of one or more securities or investments or indices, in contrast to commonplace stocks, whose value depends on the business activities of the issuer. To the degree to which the Fund enters into such transactions, the success of the use of such securities depends on the ability of the investment management company to forecast market movements. The Fund may invest in futures and the options related to them only for the purpose of hedging. The Fund is subject to the derivatives guidelines that the Board of Directors has introduced with regard to the use of derivatives. According to these guidelines, currently no more than 5% of the Fund's total assets may be invested in options, collars and swaps (based on the time of the investment).

EXCHANGE-TRADED STOCK INDEX FUTURES CONTRACTS
Although the fund is permitted to buy and sell futures contracts, it currently does not intend to enter into such transactions. A futures contract is an agreement between two parties for the purchase or sale of a specific security at a stipulated price on a future date. With regard to each stock or bond index traded on a recognized stock exchange or chamber of commerce, the Fund may buy or sell index futures contracts. For the purpose of hedging the Fund's investments against a reduction of value, to introduce a tax or money management strategy and/or to increase the Fund's returns, the Fund may buy and sell stock index futures contracts which are traded on a recognized stock exchange or chamber of commerce.




A stock index futures contract is a contract concerning the purchase or sale of units of a stock index on a specific future date and at a price agreed upon when the contract is signed. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") comprises 500 selected common stocks, the majority of which are listed on the New York Stock Exchange. The S&P 500 Index is weighed according to the current value of these 500 stocks contained in the index, and the index fluctuates along with the changes in the daily prices of these stocks. In the case of the S&P 500 Index, the contracts are denominated in 500 units. Therefore, if the value of the S&P 500 Index is USD 150, the value of a contract is USD 75,000 (500 units x USD 150).

The stock index futures contract stipulates that no actual delivery of the stocks contained in the index take place. Rather, a settlement in cash is made when the contract expires. The difference between the contract price and the actual level of the stock index at the time the contract expires is settled. For example, if the Fund signs a futures contract to purchase 500 units of the S&P 500 Index on a specific future date at a contract price of USD 150 and the S&P 500 Index stands at USD 154 on that future date, the Fund will earn a profit of USD 2,000 (500 units x USD 4 profit). If the Fund signs a futures contract to sell 500 units of the stock index at a specific future date at a contract price of USD 150 and the S&P 500 Index stands at USD 154 on that future date, the Fund will lose USD 2,000 (500 units x USD 4 loss).

When the Fund concludes a stock index futures contract, it must deliver an amount referred to as an "initial margin deposit" to the futures dealer selected by the fund. The current amount is 1.5% to 5% of the amount of the contract. Requirements regarding the initial margin deposit are established by the stock exchange on which the contract is traded. Accordingly, in conformity with the controls stipulated for this custodian account, a "variable margin deposit" may be paid into such a custodian account or withdrawn from it by the Fund, depending on the changes in the price of the securities underlying the stock index futures contract. The custodian account is valued each trading day and the variable margin deposit is monitored by the custodian on a daily basis. The Fund will not employ more than 5% of its total assets in initial margin deposits for all futures contracts and options related to them and currently intends to limit futures contracts and options related them to the extent that obligations under such contracts and transactions do not represent more than 25% of the Fund's total assets.

At the time at which the Fund buys or sells a stock index futures contract, an amount in cash, U.S. government securities, highly liquid debentures and other pledged assets (including equities) corresponding to the market value of the contract, minus the initial margin deposit or variable margin deposit, is carried separately in the books of the Fund or of its custodian. Alternatively, the Fund may "cover" its positions by owning the same stock index futures contract or a call option that allows the fund to buy the same futures contract on a stock index at a price which is not higher than that of the issued contract (or at a higher price if the difference is carried separately in the books of the Fund or its custodian). The value of the assets carried separately in the books of the Fund or the Fund's custodian is assessed daily and the Fund will increase the total value of the assets if necessary to ensure that the assets reflect the price of the contract minus an initial margin deposit or variable margin deposit.

Stock index futures contracts involve risks, such as the capacity of the Fund to reduce or eliminate its forward positions. This depends on the liquidity of the secondary market for such forward transactions. The Fund plans to buy or sell futures contracts only on exchanges for which there is an active secondary market, though it cannot be guaranteed that a liquid secondary market will exist for a specific contract or on a specific date. Thus use of stock index futures contracts for covering transactions (hedging) may increase the risk that, on the one hand, the changes in the price of the stock index futures contracts and, on the other hand, the changes in the price of the securities received in the covering transaction or the underlying stock index will not exactly match. Successfully using stock index futures contracts for hedging purposes also depends on the ability of the investment manager to correctly predict the direction the market will move in, and there is no guarantee it can do so.




EXCHANGE TRADED OPTIONS ON STOCK INDICES
Put and call options on stock indices are similar to options on securities except that instead of the right to buy or sell a particular security at a specific price, options on stock indices give the holder the right to obtain an amount in cash when exercising the option if the closing price of the underlying index is higher (or lower in the case of a put option) than the exercise price of the option. The amount in cash corresponds to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a certain number. Therefore and different from the case with options on particular securities, all settlements are carried out in cash and gains and losses depend on the price movements of the stock market in general (or in a special industry or a special market sector) instead of price movements of a particular security.

Although it currently does not intend to do so, the Fund may buy and sell put and call options on securities indices with standardized contracts that are traded on national securities exchanges, boards of trade or similar entities or quoted on NASDAQ in order to hedge its assets against a reduction of value, to introduce a tax or money management strategy or to increase the Fund's income. The Fund may purchase call options on a securities index to attempt to reduce the risk of an absence of a broad market presence or the presence in one industry or one market segment at a time in which the Fund does not hold invested monies or short-term debt securities.

The Fund may only purchase call and put options if they are "covered." A call option written on an index is covered if the Fund holds liquid assets at a value corresponding to the exercise price in a separate custodian account or carries them separately in the books of the Fund or its custodian. A call option is also covered if the Fund holds a call option on the same index as the call written, where the exercise price of the call option held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, if the difference is carried separately in the books of the Fund or its custodian. The Fund may also cover call options on subscribed securities indices by owning securities whose price changes in the opinion of the investment management company reflect those of the index or are traded in another manner in conformity with the rules of the stock exchange where the option is traded and the relevant laws and ordinances. Nonetheless, if the Fund covers a call option on a securities index by owning the securities, those securities may not coincide with the composition of the index. In such case, the Fund is not fully covered and could run the risk of a loss in the event of negative changes in the value of the index. The value of all assets carried separately in the books of the Fund or the Fund's custodian in order to "cover" options is assessed daily and the Fund will increase the total value of the assets if necessary to ensure that the assets at least reflect the amount of the options written.

The Fund can "cover" a put option written on a securities index if the Fund holds liquid assets at a value corresponding to the exercise price carries them separately in the books of the fund or its custodian or if it holds a put option on the same securities index with the same notional amount as the put option written, where the exercise price of the put option held is equal to or higher than the exercise price of the put option written. A put option written is also covered if the fund holds a put option on the same index as the put option written if the exercise price of the put option held is (i) greater than or equal to the exercise price of the put option written or (ii) less than the exercise price of the put option written, if the difference is carried separately in the books of the Fund or its custodian. The value of all assets held in a separate custodian account or carried separately in the books of the Fund or the Fund's custodian in order to "cover" options is assessed daily and the Fund will increase the total value of the assets if necessary to ensure that the assets at least reflect the amount of the options written.

The Fund may only acquire options if the total premium for all options is less than 5% of its total assets. With due consideration of the derivatives guideline, the Fund currently intends to limit the writing of options to such an extent that the obligations from all options and transactions do not exceed 5% of the Fund's total assets.

OTHER GENERAL RISKS OF OPTIONS
Stock index options also include various risks. For example, substantial differences exist between stock exchanges and options markets. This results in an incomplete correlation between these markets and, as a consequence, a certain transaction may not reach its goal. It takes great ability and judgment to decide when and how options should be used, and even a well thought-out transaction may, to a certain extent, end in failure due to the behavior of the market or unexpected events. There is no guarantee that a liquid market will exist when the Fund wants to close out an option position. If the Fund is unable to close out a stock index option it has purchased, in order to obtain a profit it must exercise the option, because otherwise the option will expire. If trading of an option purchased by the Fund is suspended, it will be unable to close out the option. If restrictions are introduced with regard to exercising options, the Fund will find itself unable to exercise an option it has purchased. If a call option on an index purchased by the Fund is not covered by an option on the same index purchased by the Fund, price movements in the index may result in a loss for the Fund. However, such losses may be mitigated by changes in the value of Fund securities that occur while the option was open.




For writing call or put options, the Fund receives a premium that increases its gross return in the event the option is cancelled without exercise or is closed out with a profit. Should the value of an index for which the Fund has written a call option fall or remain the same, the Fund will realize a gain in the form of the premium received (minus transaction costs), which compensates for the entirety of or parts of a reduction in the value of the hedged portfolio security. However, if the value of the underlying index increases, the Fund will realize a loss in its call option, which reduces the income with unrealized increases in the value of its assets. By writing put options, the Fund assumes a risk of a declining underlying index. To the degree to which the price changes of the portfolio's hedged securities correlate with the changes in the value of the underlying index, the writing of covered put options increases the Fund's losses in the event of market declines, although its losses are in part covered by the premiums received for writing the option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price and expiration). However, there is no guarantee that a closing purchase or sale can be brought about as the Fund would desire. When an option written by the Fund expires, the Fund realizes a capital gain corresponding to the premium received at the time the option was written. When an option acquired by the Fund expires without exercise, the Fund realizes a capital loss in the amount of the premium paid.

There is no guarantee that there will be a liquid market when the Fund attempts to close out a position in an option. Trading could be interrupted, for example, due to a disparity between supply and demand due to the lack of either buyers or sellers, or the options market could suspend trading after a rise or fall of prices by more than a maximum amount established by the market. Although the Fund may be in part capable of compensating negative impacts resulting from the prevented liquidation of an option, in many cases, it can realize losses as a result of such prevention.

SWAP AGREEMENTS
The Fund may enter into swap agreements with the goal of achieving for the Fund a certain desired income at low cost, even if it has directly invested in a security that returns the desired yield. Such instruments may also be used for managing tax or cash positions, for hedging the Fund's assets against declines in value and/or increasing the Fund's return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross yields to be exchanged or swapped between the parties are calculated with respect to a "notional value," i.e. the gain or the increase in value of a particular amount invested in a particular security, or in a particular interest rate, in a particular foreign currency or in a "basket" of securities representing an index. The "notional value" of a swap agreement is merely a fictional basis on which the obligations are calculated which the parties wish to swap under the agreement. The obligations (or rights) of the Fund arising from a swap agreement generally reflect only the net amount which is paid or received under the agreement, based on the relative values of the positions held by the contracting parties. The Fund's obligations under the swap agreement are incurred daily (offset by amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by maintaining a custodian account carried in the books of the fund or those of the Fund's custodian as a segregated custodian account consisting of cash, U.S. government securities or liquid assets to prevent possible leveraging of the Fund's portfolio. The value of these assets is assessed daily and the Fund will increase the aggregate value of the assets if necessary to ensure that the assets at least reflect the amount owed but not paid to the counterparty of the swap agreement. The Fund will not enter into any swap agreement with an individual party if the amount that will be owed or stipulated in the contracts existing with this party would exceed 5% of Fund assets. Investments in swaps are subject to the Fund's derivatives guidelines.




The success of the Fund's use of swap agreements for the support of its investment goals depends on the investment management company's ability to correctly forecast if specific types of investments may produce higher returns than other investments. Since these are bilateral agreements and their terms could exceed 7 days, swap agreements can be regarded as illiquid. Furthermore, in the event of counterparty default or insolvency, the Fund bears the risk of losing the amount that it expected to obtain from the swap agreement. The investment management company will only enter into swap agreements for the Fund with counterparties that are also regarded as suitable for repurchase agreements under the Fund's repurchase agreement guidelines. Certain positions introduced by the Internal Revenue Service can limit the Fund's ability to use swap agreements for desired tax strategies.

The swap market is a relatively new market and is unregulated to a large extent. It is possible that developments in the swap market and the laws covering swaps, including potential government regulations, could have a negative impact on the Fund's ability to terminate existing swap agreements, realize the amounts that should be obtained based on such swap agreements, or enter into swap agreements, or they could have negative tax consequences.

SECURITIES OF COMPANIES AND GOVERNMENTS OUTSIDE OF THE U.S.
The Fund has the right to invest in foreign securities, including up to 5% of its total assets in Russian securities. The Fund has the right to purchase securities in any developed or developing country, to the extent they are listed on a stock exchange, as well as a limited right to purchase unlisted securities. Investors should consider carefully the substantial risks involved in securities of non-U.S. companies and governments, which are in addition to the usual risks inherent in U.S. investments.

In many countries, the public has less access to information about issuers than is the case with companies in the United States. Uniform reporting, auditing and accounting rules generally do not apply to non-U.S. companies, and the auditing practices and conditions are not always comparable to those that apply to companies in the United States. From time to time, trading may be interrupted in a foreign market and this could make it difficult for the Fund to obtain the market prices for assessing the value of its portfolio and calculating its net asset value. The securities markets of many countries in which the Fund may invest may be smaller and less liquid, and be subject to greater price fluctuation, than those in the United States. In contrast to the U.S. where commission rates are negotiated, they may be higher in foreign countries where they are generally fixed. Foreign securities markets, trading systems, securities dealers and companies are generally subject to less government supervision and regulation than in the U.S.

Certain countries demand official approval before foreign persons may invest or they limit the investments of foreign persons to a specific class of securities of a company that offer less advantageous conditions than the company's securities available to the country's citizens. Furthermore, the repatriation of investment income, capital and sales proceeds by foreign persons requires government registration and/or approval. A government's delay or refusal to grant registration or approval for repatriation could have a negative impact on the Fund.

EMERGING MARKETS/DEVELOPING COUNTRIES
The Fund may invest up to 100% of its total assets in emerging markets. Emerging markets are countries that (i) are generally classified by the International Bank of Reconstruction and Development (the World Bank) and the International Finance Corporation as developing countries, or (ii) countries classified by the UN or its agencies as developing, or (iii) countries with a stock market capitalization lower than 3% of the Morgan Stanley Capital International World Index. Companies of the emerging market countries are (i) companies whose securities are primarily traded in markets in developing countries, or (ii) companies with a significant portion of their total income derived either from products or services produced or sold in emerging market countries, or (iii) companies having a substantial portion of their assets in emerging market countries, or (iv) companies organized under the laws of emerging market countries or having their registered offices in those countries.




Investing in companies domiciled in developing countries is subject to potentially higher risks than in developed countries. These risks include: (1) less social, political and economic stability; (2) the currently small size of the markets for such securities and the currently low or non-existent trading volumes that result in a lack of liquidity and greater price fluctuation; (3) a national policy limiting the ability of the Fund to invest, including restrictions on investments in issuers or industries considered important for the national interest; (4) taxation; (5) the absence of developed legal structures for private or foreign investment or legal remedies in case of damage to private property; (6) the total lack, until recently, of a capital-market structure or market-oriented economy in many developing countries; and (7) the possibility that recent positive economic growth in eastern Europe will be slowed or even reversed by unexpected political or societal events in these countries.

In addition, numerous countries in which the Fund may invest have for many years had high (in some periods extremely high) rates of inflation. Inflation and/or rapid swings in inflation rates have negative effects on the economies and securities markets of certain countries, and these effects may continue. In addition, the economies of some developing nations differ from the U.S. economy, either positively or negatively, in certain aspects, such as the growth in gross domestic product, the rate of inflation, a drop in the value of the currency, reinvestment of capital, self-sufficiency in terms of [natural] resources and balance of payments.

Investing in developing and/or threshold nations involves the risk of nationalization, expropriation or confiscatory taxation. For example, the communist governments in a number of Eastern European countries in the past expropriated a large volume of private assets, in many cases without adequate compensation, and no guarantee can be given that such expropriations will not occur in the future. In cases of expropriation, the Fund may lose a substantial portion of the investments it has made in the country in question. Furthermore, in Eastern European countries there are no accounting standards. Finally, even though certain currencies, as in certain Eastern European countries, for example, may be convertible into U.S. dollars, the conversion rates may not reflect the actual market values and may be adverse to the Fund's shareholders.

ILLIQUID SECURITIES
An illiquid asset is an asset that cannot be sold or disposed of within seven days in the ordinary course of business at the amount at which the Fund has valued it in its books. The Fund's investments in illiquid securities are subject to the Fund's fundamental investment restriction No. 9 and non-fundamental investment restriction No. 5. The Fund does not deem securities acquired outside of the United States and traded publicly on a U.S. or foreign stock exchange to be illiquid assets if (a) the Fund reasonably believes that it could dispose of the security for cash on a U.S. or foreign market, or (b) the current market quotations are readily available. The Fund will not acquire securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not sell the securities in a public trading market. Investments can be made in securities of foreign issuers, irrespective of whether they are based in developed or undeveloped countries.

The sale of illiquid securities frequently requires more time and the trader fees or trader discounts or other sales costs are higher than for the sale of securities suitable for trading in U.S. markets or over the counter.

The Fund's risk in holding illiquid assets lies in the fact that they may be more difficult to sell if the Fund intends to sell the securities due to negative developments or for obtaining monies for redemptions or other investment possibilities. Illiquid trading conditions can also make it difficult for the Fund to realize the securities at their fair value.

LOANS OF INVESTMENT SECURITIES
In order to generate income, the Fund may lend certain of its securities to banks and securities dealers. The loan may not exceed 33 1/3 of the total assets of the Fund (including all collateral that is part of fund assets), as measured at the time of the most-recent loan. Such loans must be secured at the custodian of the Fund by collateral (consisting of a combination of cash, U.S. government securities or irrevocable letters of credit), and in an amount that corresponds to 102% of the current market value of the lent US securities (105% for non-US securities), including accrued interest. The value of such collateral is assessed daily and if the coverage drops below 100%, the borrower must provide additional collateral to correspond to at least 102% of the market value of the U.S. securities lent (or 105% of the foreign securities lent). The Fund receives all or part of the interest that accrues from investing the cash serving as collateral, or receives a fee from the borrower. The Fund also receives dividends paid on the lent securities. The Fund can terminate the loans at any time and demand return of the lent securities within the settlement period for the securities in question.




In cases where the voting rights associated with the securities will be transferred as part of the loan of securities, the investment management company intends to demand voting proxies for the lent securities, or to use other established and legally enforceable means to obtain voting rights if the investment management company becomes aware that, in its opinion, a material event is affecting the securities or it believes that it is necessary to vote. As with other lending, however, there is the risk of a delay in payment, or even loss of claims on the collateral in case of non-fulfillment or insolvency of the borrower. The Fund will lend its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the investment manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the timeframe contemplated by the loan.

LOANS TO AFFILIATED INVESTMENT COMPANIES
Subject to the fundamental investment restrictions with respect to lending, the fund may, pursuant to the Borrowing Order granted by the SEC in September 1999, lend to affiliated investment companies or other affiliated entities. These lending transactions can include conditions that are more advantageous than would otherwise be expected from lenders. In addition, the Fund can under certain conditions lend money to other funds of Franklin Templeton Investments at interest rates that are higher than those the Fund would receive by lending money to banks through short-term lending transactions, e.g. repurchase agreements. The term to maturity of lending transactions between the funds is limited to the time necessary to receive payment for securities sold, but in no case more than seven days. Lending transactions executed within seven days are treated as individual transactions. The Fund will not lend to any other fund through a credit facility if the result is that the total outstanding lending transactions through the credit facility exceed 5% of the net assets for equity funds or 7.5% of the net assets for taxable bond funds at the time of the loan. In addition, lending transactions within the funds should not contribute to more than 5% of the net assets of the lending fund.

REPURCHASE AGREEMENTS
The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, wait for a suitable investment opportunity or take a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or one of its agencies from a qualified bank or a securities dealer, and then to sell the securities back to the bank or the securities dealer after a short time (generally less than 7 days) at a higher price. The bank or securities dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the amount invested by the Fund in each repurchase agreement. The market value of the collateral will be monitored continuously and adjusted if necessary to ensure that the collateral corresponds to at least 100% of the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or securities dealer, including possible delays and restrictions with regard to the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or securities dealers that the investment company has determined present no serious risk of becoming involved in insolvency proceedings within the time frame of the repurchase agreement.

A repurchase agreement with a term to maturity of more than 7 days is deemed to be an illiquid security and is subject to the Fund's investment restrictions with respect to illiquid securities.




SUBSCRIPTION RIGHTS
Except for the fundamental investment restrictions, it should not be understood that the Fund is prohibited from buying securities of an issuer by exercising subscription rights allocated to the Fund by the issuer. Foreign companies regularly issue additional shares by offering subscription rights to existing shareholders at a price below the market price for the shares. Failing to exercise such a right would lead to a dilution of the Fund's investment in the issuer. An exception applies if the established limits of an investment policy or limitation would be exceeded otherwise than by exercising the right or had already been exceeded due to market fluctuations of the value of the securities in the Fund's portfolio.

TEMPORARY INVESTMENTS
When the investment management company believes market or economic conditions are unfavorable for investors, the management company may invest up to 100% of the Fund assets in a temporarily defensive manner by investing all or a substantial portion of the assets in cash or cash equivalents or other high-quality short-term investments. Unfavorable market and economic conditions may include excessive volatility or a prolonged general decline in the securities in which the Fund normally invests or the economies of the countries where the Fund invests.

Temporary defensive investments generally include (1) bank deposits in a currency of a major country with a term to maturity of less than seven days, (2) bank bills, (3) deposit accounts, (4) debt securities of foreign companies, (5) securities with a variable interest rate (if they are suitable for money market funds), (6) repurchase agreements with banks and securities dealers, (7) commercial paper with a rating of A-1 by S&P or Prime-1 by Moody's or (if no rating exists) by a company having an issuer rating of AAA or AA from S&P or Aaa or Aa from Moody's at the time of issue, (8) U.S. government securities with a term to maturity of 13 months or less and (9) a spread of other high-quality short-term investments.

POLICIES AND PROCEDURES REGARDING THE PUBLICATION OF PORTFOLIO HOLDINGS
The Fund's overall policy with respect to the publication of portfolio holdings is to publish such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed not to be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund publishes complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other portfolio holdings information, such as the Fund's top 10 holdings, may be released monthly on the Fund's website, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com or franklintempletoninstitutional.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, the portfolio manager for the Fund may request that the holding be withheld from the portfolio holdings information if the holding is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the head of Global Investment Adviser Compliance (or his/her designee).




Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information to selected third parties in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's chief compliance officer or his/her designee, following a request submitted in writing. The chief compliance officer will report to the board of directors or trustees (board), as the case may be, on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the U.S. registered fund that is served as a result of the exception.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators, including rating agencies, fund rating/ranking services and other data providers; service providers to the Fund; shareholders in a fund who, as determined by the portfolio manager of the Fund and the Chief Compliance Officer (or his/her representative) that redemption in kind is in the best interests of the fund and of the remaining shareholders, receive redemption in kind, provided that the information on the portfolio holdings that is announced in this way before the delivery of the redemption proceeds is restricted to the information necessary to allow shareholders to prepare for the receipt of payment in kind; municipal securities brokers using the Investor Tools product; and certain entities approved by the Fund's Chief Compliance Officer (or his/her designee) on a case-by-case basis, in limited circumstances, including where the release of such information is required by foreign law or regulation (in these situations, the recipient will be requested to execute a non-disclosure agreement).

The specific entities to which the Fund may provide portfolio holdings in advance of their publication to the general public are:

o Bloomberg, Capital Access, CDA (Thomson Financial), Fact-Set, Fidelity Advisors, Lipper Inc., Morningstar, Standard & Poor's, Vestek and Fidelity Management Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

o Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: custodian: Bank of New York or JPMorgan Chase Bank; independent registered public accounting firm: PricewaterhouseCoopers LLP, Ernst & Young, LLP, or Tait, Weller & Baker LLP; outside fund legal counsel: Stradley Ronon Stevens & Young, LLP; independent directors'/trustees' counsel: Bleakley, Platt & Schmidt, LLP; and/or Wolf, Block, Schorr & Solis-Cohen, LLP; proxy voting services: Glass, Lewis & Co. and Institutional Shareholder Services; brokerage analytical services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; financial printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.; and class B share financing: Lightning Asset Finance Limited.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o The recipient agrees to keep confidential any portfolio holdings information received until such information either is released to the public or the release is otherwise approved by the head of Global Compliance (or his/her designee) or the Fund's Chief Compliance Officer (or his/her designee);

o  The recipient agrees not to trade on the non-public information received; and

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton Investments.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.




Lightning Asset Finance Limited (Lightning) is the company used to finance advanced commissions for the Fund's Class B shares and is a 49% owned subsidiary of Franklin Resources, Inc. Lightning receives portfolio holdings information on a weekly basis, with no time lag. Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds in other investment company complexes for which Lightning provides Class B share financing. The global hedge can be composed of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments ("F-T Managers") serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytic purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and not to trade in any shares of any U.S. registered Franklin or Templeton fund, including the Fund.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts and Canadian institutional pooled funds, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolios holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's Board of Directors, and any other material amendments shall also be reviewed and approved by the board. The investment manager's staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's staff also will report to the board on exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.




GENERAL INFORMATION

TYPICAL INVESTOR PROFILE
An investment in Templeton Growth Fund, Inc. is suitable for investors who
- wish to own shares in a mutual fund that invests in undervalued stocks denominated in U.S. dollars,
- are prepared to accept a moderate risk level and
- intend to hold their shares for a medium to long-term period.

INQUIRIES
Please send inquiries to:
Franklin Templeton Investment Services GmbH
P.O. Box 11 18 03, 60053 Frankfurt a. M.
Mainzer Landstra(beta)e 16, 60325 Frankfurt a. M.
Tel.:  08 00/0 73 80 02 (toll-free from Germany)
       08 00/29 59 11 (toll-free from Austria)
Fax:   +49 (0) 69/2 72 23-120

INVESTMENT MANAGEMENT COMPANY
The Fund's investment management company is:
Templeton Global Advisors Limited
Lyford Cay
P.O. Box N-7776, Nassau, Bahamas

The investment manager, a publicly owned company with assets of USD 463,673,628 as of September 30, 2006, is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), which is a listed financial-services company operating through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Templeton Global Advisors Limited manages the Fund's assets and makes the investment decisions. It also selects the brokers who execute the Fund's portfolio transactions. The investment management company provides periodic reports to the Board of Directors. Its activities are reviewed and monitored by the Board of Directors. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance. As of January 1 2007, Templeton Global Advisors Limited and its affiliated companies managed a total of more than USD 541 billion.

The Templeton organization has been investing globally since 1940. The investment manager and its affiliated companies have offices in Argentina, Australia, Austria, the Bahamas, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Luxembourg, the Netherlands, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, the United Arab Emirates, the United Kingdom and the United States of America.

The investment management company also offers a similar service to other funds. The investment management company advises and undertakes actions on behalf of other funds it manages or on its own behalf, which may be different from the actions that the investment management company undertakes on behalf of the Fund. In relation to the Fund, the investment management company is not obligated to recommend, to buy or to sell securities, or not to recommend, to buy or to sell securities, that the investment management company and those with authorized access, as defined in the relevant US securities laws, may buy or sell for itself or for other funds. The investment management company is not obligated to refrain from investing in securities that are held by the Fund or by other funds it manages. Because the investment management company is a subsidiary of a financial holding company (FHC) in accordance with the Gramm-Leach-Bliley Act of 1999, the applicable federal regulations to FHCs may limit or restrict the possibilities of the Fund to acquire or to hold positions in a security if it would be otherwise advantageous for the Fund to acquire or hold that security.

The Fund, the investment management company and the main sales organization have adopted a code of conduct, as required by the US securities laws. In accordance with this code of conduct, employees that are classified as having authorized access may engage in personal securities transactions, including transactions in securities that come into consideration for the Fund or that are currently held by the Fund, provided certain general restrictions and procedures are adhered to. Personal securities transactions entered into by persons at the Fund, its investment management company or main sales organization who are considered to have authorized access are governed by the code of conduct. The code of conduct was submitted to the US Securities and Exchange Commission (SEC) and may be obtained there.




Templeton analysts use a disciplined long-term approach for value-oriented global and international capital investments. Securities are selected for the Fund's assets based on a thorough analysis of the individual companies. For different investment amounts and customers, numerous and different selection methods are used, and many of these are adapted and improved through the development of ever more refined selection methods by the investment manager.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (an investment manager of many funds of Franklin Templeton Investments and an affiliate of the investment manager of other funds), reached an agreement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC investigation into market timing activity at Franklin Templeton Investments funds.

Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay USD 50 million, of which USD 20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent consultant. A distribution plan has been prepared and submitted to the SEC for approval. The SEC anticipates that notice of this distribution plan will be published on or after November 15, 2006. After publication and comment, the distribution plan will be submitted to the SEC for approval. When the SEC approves the proposed distribution plan, with modifications as appropriate, distributions will be effected pursuant to that plan. The SEC anticipates the distribution will begin at the start of 2007.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the US. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "IN RE MUTUAL FUNDS INVESTMENT LITIGATION" (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of USD 1, in accordance with a plan to be developed by an independent consultant to be paid for by Advisers and Distributors. The SEC approved the independent consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various federal and state securities laws, and in related federal lawsuits relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "STATEMENT ON CURRENT INDUSTRY ISSUES."




INVESTMENT MANAGEMENT AGREEMENT
The investment management agreement stipulates that the investment manager is only liable to the Fund or the shareholders for losses due to culpable action with intent, bad faith or gross negligence by the investment manager, or of gross dereliction of its duties under the investment management agreement. The investment management agreement will end automatically if it is transferred. Either the Fund or the investment management company can terminate the investment management agreement at any time without incurring a contractual penalty by giving 60 days' notice if the majority of the then members of the Fund's Board of Directors or the majority of fund shares then in circulation (as defined by the Investment Companies Act of 1940) have given their consent.

CONSULTING FEE
Since July 1, 2006, the annual compensation paid by the Fund to the investment management company for its services has amounted to a percentage of the average daily net assets:

o  0.630% up to and including USD 1 billion
o  0.615% over USD 1 billion up to and including USD 5 billion
o  0.600% over USD 5 billion up to and including USD 10 billion
o  0.580% over USD 10 billion up to and including USD 15 billion
o  0.560% over USD 15 billion up to and including USD 20 billion
o  0.540% over USD 20 billion up to and including USD 25 billion
o  0.530% over USD 25 billion up to and including USD 30 billion
o  0.520% over USD 30 billion up to and including USD 35 billion
o  0.510% over USD 35 billion

The fee is calculated monthly based on the average daily net asset value during the preceding month in accordance with the asset management agreement. Each share class contributes its share to the fee.

PORTFOLIO MANAGER
Murdo Murchison has been the Fund's Chief Portfolio Manager since January 2001. He is primarily responsible for the Fund's investments. He has final authority over all aspects of the Fund's investment portfolio, including the purchase and sale of individual securities, the assessment of portfolio risk and the management of the daily cash balances consistent with the anticipated management requirements. The degree to which he carries out these responsibilities and the nature of these activities can change from time to time. Mr. Murchison has been an employee of Franklin Templeton Investments since 1993. Jeffrey A. Everett has also had significant management responsibility since 2000. He provides research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. He has been with Franklin Templeton Investments since 1989. Lisa Myers has been the Fund's portfolio manager since 2003. She performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. She has been with Franklin Templeton Investments since 1996.

The portfolio managers can also provide services to a variety of other investment products, including other funds, institutional and private accounts. The advisory fees for such products may be different than those charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. The separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment management company seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment management company seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.




The structure of the portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonuses tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Fund and the investment management company have adopted a code of ethics which they believe contains the provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment management company and the Fund have adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION
The investment management company seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

BASE SALARY - Each portfolio manager is paid a base salary.

ANNUAL BONUS - Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split among cash (50% to 65%), restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and investment fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and investment funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of the investment management company and/or other officers of the investment management company, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o Investment performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o Research: If the portfolio management team also has research responsibility, each portfolio manager is evaluated based on the number and the development of the recommendations over time, the productivity and the quality of the recommendations and the assessment of peers.

o  Non-investment   performance:   Senior  portfolio  managers  are  evaluated
   qualitatively based on leadership and support of staff.

o Responsibilities: The characteristics and complexity of funds managed by the portfolio manager are factored in the investment management company's appraisal.




ADDITIONAL LONG-TERM, EQUITY-BASED PAY - Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares of one or more investment funds, and options to purchase common shares of Franklin Resources, Inc. stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives for the purpose of retaining key talent.

Portfolio managers may also participate in benefit plans and programs available generally to all employees of the investment management company.

OWNERSHIP OF FUND SHARES
The investment management company's policy is to encourage the portfolio managers to invest in one of the funds they manage. Exceptions include, for example, when a fund is closed to new investors or when a review of tax or legal considerations leads to the conclusion that such investments are not suitable for the portfolio manager. As of August 31, 2006, no portfolio manager held shares in the Fund.

DESCRIPTION OF THE SHARES/SHARE CERTIFICATES
Shares of each class represent a proportionate interest in the Fund's assets; on matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by U.S. state law, and (3) expressly required to be voted on separately by the 1940 Act.

The Fund has a non-cumulative voting right. This means that the holders of more than 50% of the shares entitled to vote are able to elect all the members of the Board of Directors. In the event that this occurs, the holders of the other shares with voting rights will not be able to appoint any member of the Board of Directors.

The Fund generally does not issue certificates for shares purchased. Share certificates representing whole shares (but no fractions) are only issued at the specific request of the shareholder; such requests must be sent in writing to the transfer agent. The issue of a certificate for all or some of the shares acquired with a single order is free of charge. Please note, however, that any lost, stolen or destroyed certificates can only be replaced if the shareholder takes out an insurance policy for which the premium is usually 2% or more of the value of the certificates to be replaced.

SHAREHOLDER MEETINGS
The Fund is not obligated to hold annual shareholder meetings and therefore does not intend to do so. However, the Fund can convene special shareholder meetings for matters requiring shareholder approval. A meeting may be called by the Board of Directors to request the removal of a board member if requested by shareholders holding at least 10% of the fund shares in circulation. The Fund is also obligated to help shareholders to communicate with each other about calling a meeting that is to vote on the removal of a board member. A special shareholder meeting may also be called at the discretion of the Board of Directors.

DISTRIBUTIONS
Fund distributions consist of income dividends and distributions of realized gains in prices. In general, the Fund generates income in the form of dividends, interest and other income from its investments. This income, minus the Fund's operating expenses, represents its net income from investments, from which income dividends may be distributed. For that reason, the amount of dividends distributed per share may fluctuate in each distribution and there is no assurance that the Fund will pay either an income dividend or a capital gains distribution. The Fund may also experience gains or losses in prices in connection with sales or other forms of disposition connected with its investment securities.

The Fund intends to make distributions from the Fund's net income from financial investments and the net realized gains in prices at least once a year. The amount of a dividend will vary and there is no assurance that the Fund will distribute either income dividends or capital gains.




Before purchasing fund shares, investors should give careful consideration to the effects of dividends or realized capital gains that have been set but not yet paid. Dividends or realized capital gains that are paid after a shareholder has purchased shares shortly before the effective date, reduce the shares' net asset value by the dividend or distribution amount. In general, all or a portion of such dividends or distributions are taxable, although they are in effect a repayment of principal.

When receiving Fund distributions, you have the following options:

1. Purchase of additional shares in Templeton Growth Fund, Inc. You can acquire additional fund shares (without sales charges or deferred sales charges) by reinvesting the distributed gains in prices, dividend distributions or both.

2. Distributions in USD check or in cash. Capital gains and dividend distributions may be received in the form of U.S. dollar check or in cash at one of the paying agents, except J.P.Morgan AG.

To select one of these options, please fill out the attached application form or inform your investment broker which option you have chosen. If no instruction is received from you, we will automatically reinvest any dividends and distributions of gains in prices.

Checks in U.S. dollars will be sent via air mail to the address on file. If checks are not received by the addressee and are returned to the Fund, the relevant amounts will be reinvested in additional shares, whole shares and fractions, at the net asset value calculated following the transfer agent's receipt of the returned check and credited to the shareholder's account. Subsequent distributions will automatically be reinvested at the net asset value on the day on which the dividend is distributed, also in whole shares or fractions.

CUSTODIAN
JPMORGAN CHASE BANK
Chase Metro Tech Center
Brooklyn, New York 11245, U.S.A.

acts as the custodian for the assets of the Fund that are held in custody at the headquarters of the custodian and at its branch offices and agencies throughout the world.

JP Morgan Chase Bank is a Delaware Corporation and its equity was USD 115.790 billion on December 31, 2006.

In a custodian agreement dated December 31, 1986, amended on June 5, 1996, March 2, 1998, May 21, 1998, July 23, 1998 and most recently on May 1, 2001, the Fund commissioned JP Morgan Chase to safeguard its securities and other assets as custodian. Either party may terminate this custodian agreement by giving 60 days notice in writing.

The custodian has entered into agreements with non-U.S. sub-custodians that the Board of Directors has approved pursuant to Rule 17f-5 of the 1940 Act.

The services of the custodian under the custodian agreement include the management of securities. In general, the custodian, its branch offices and sub-custodians within the U.S. - and frequently also outside the U.S. - do not maintain custody of certificates of securities deposited with them. Rather, they maintain book-entry records at U.S. and non-U.S. depositories that, for their part, maintain book-entry records at the transfer agents of the issuers of the securities.

Additional services of the custodian include collecting income on these securities, maintaining bank accounts, managing the liquid assets for the purchase and sale of securities and the accounting of currency transactions. The custodian does not make any investment decisions.

As remuneration for the safekeeping of the Fund's assets the custodian receives an annual fee, the amount of which varies depending on the respective country and the net asset value of the assets maintained.

Through December 31, 2006, the annual fee for maintaining North American (including Mexican) securities was between 0.004% and 0.09% for amounts up to USD 2 billion, for South and Central American securities between 0.20% and 0.40% for amounts up to USD 1 billion, for European securities between 0.02% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion, for Australian and Asian securities between 0.03% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion, and for African securities between 0.05% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion. The percentage of the annual maintenance fee reduced by 5% to 30% on a sliding scale according to the net asset value of the assets maintained and the respective country. The annual maintenance fee for securities held in the U.S. was between 0.004% for assets up to USD 2 billion and 0.0014% for assets above USD 10 billion. The annual maintenance fee for securities held in Russia was 0.50%.




Since January 1, 2007, the Fund has paid fees in a range of 0.002% to 0.45% of the net assets of the Fund held in each country.

In addition, the custodian is reimbursed for its expenses. These fees are subject to periodic reassessment by the contracting parties.

MANAGEMENT COMPANY
Franklin Templeton Services, LLC
500 East Broward Boulevard
Fort Lauderdale, FL 33394-3091, U.S.A.

is an indirect, wholly owned subsidiary of Franklin Resources, Inc. It provides certain administrative services and facilities for the Fund that include the payment of executive salaries, preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The management company receives for its services an annual fee of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets of the Fund between USD 200 million and USD 700 million, 0.10% of the average daily net assets of the Fund between USD 700 million and USD 1.2 billion and 0.075% of the average daily net assets of the Fund above USD 1.2 billion.

Franklin Templeton Services, LLC is a subsidiary of Templeton Worldwide, Inc., and had equity of USD 4,294,917 as of September 30, 2006.

OFFICERS AND DIRECTORS
The Fund's business is monitored and supervised by the Board of Directors. Each director will serve until that person's successor is elected and qualified. The board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act immediately and appropriately to resolve any material conflict that may arise.

The names, birth years and addresses of the Fund's board members and principal officers, their principal occupations during the past five years, as well as other details, are shown below:

HARRIS J. ASHTON (1932)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 1992
Directors of Bar-S Foods (meat packing company)
Principal occupation during the past five years: Member of the Board of Directors of various companies: formerly, Member of the Board of Directors of RBC Holdings (USA) Inc. (bank holding company) until 2002; and Chairman of the Board, President and Chief Executive Officer of General Host Corporation (day homes and craft centers) (until 1998).

FRANK J. CROTHERS (1944)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 2000 Principal occupation during the past five years: Chairman, Island Corporate Holding Ltd.; Member of the Board of Directors and Vice Chairman, Caribbean Utilities Co., Ltd.; Director, Provo Power Company Ltd.; Member of the Board of Directors of various other business and non-profit organizations; and formerly, Chairman of Atlantic Equipment & Power, Inc. (1977-2003).

EDITH E. HOLIDAY (1952)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 2000
Director, Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas); H.J. Heinz Company (foods); RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway and White Mountains Insurance Group Ltd. (holding company). Principal occupation during the past five years: Member of the Board of Directors or trustee of various companies and trusts, and formerly, Assistant to the President of the United States and Cabinet Secretary (1990-1993); General Counsel to the United States Treasury Department (1988-1990); and Counsel to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).




DAVID W. NIEMIEC (1949)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE OCTOBER 2005
Director,  Emeritus  Corp.  (assisted  living)  and  OSI  Pharmaceuticals,  Inc.
(pharmaceutical  products)  Principal  occupation  during  the past five  years:
Advisor, Saratoga Partners; Member of the Board of Directors, various private companies; formerly, Managing Director, Saratoga Partners (1998-2001), Managing Director, SBC Warburg Dillon Read (investment banking) (1997 to 1998), Vice Chairman, Dillon Read & Co., Inc. (investment bank) (1991-1997) and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 2003
Director, Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas) and Sentient Jet (private jet service); formerly, Member of the Board of Directors, Becton, Dickinson and Co. (medical technology); Cooper Industries, Inc. (electronic products and hardware), Health Net, Inc. (formerly, Foundation Health) (integrated managed care), The Hertz Corporation; Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly, Commonwealth Edison) and UAL Corporation (airline), and White Mountains Insurance Group Ltd. (holding company).
Principal occupation during the past five years: Chairman Emeritus, Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airline).

LARRY D. THOMPSON (1945)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE OCTOBER 2005
Principal occupation during the past five years: Senior Vice President - Government Affairs, General Counsel and Secretary, Pepsi Co, Inc. (consumer products); formerly, Member of the Board of Directors, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp (1997-2001); Senior Fellow of the Brookings Institution (2003-2004), Visiting Professor at the University of Georgia School of Law (2004) and Deputy Attorney General, US Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS (1954)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 2000
Principal occupation during the past five years: Physician, Lyford Cay Hospital (1987-present), Member of the Board of Directors of various nonprofit organizations; formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE MARCH 2006
Member of the Board of Directors, El Oro and Exploration Co., plc (equipment) and ARC Wireless Solutions, Inc. (wireless components and network products) Principal occupation during the past five years: practicing attorney.

NICHOLAS F. BRADY (1930)*
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
MEMBER OF THE BOARD OF DIRECTORS SINCE 1993
Member of the Board of Directors, Hess Corporation (formerly, Amerada Hess Corporation) (exploration and refining of oil and gas), and Weatherford International, Ltd (oilfield products and servicing) (2004-present); and formerly, Member of the Board of Directors, H.J. Heinz Company (processed foods and allied products) (1987-1988; 1993-2003) and Total Logistics, Inc. (operating and investment business) (until 2005).
Principal occupation during the past five years: Chairman of other investment firms (1994-present); Member of the Board of Directors, Templeton Advisors Ltd.; and formerly, Chairman of two Franklin Templeton funds investing in emerging markets (until 2003 and 2004); Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).

CHARLES B. JOHNSON (1933)*
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
Member of the Board of Directors AND CHAIRMAN OF THE BOARD SINCE 1995 AND VICE PRESIDENT SINCE 1992 Principal occupation during the past five years: Chairman, Member - Office of the Chairman and Member of the Board of Directors, Franklin Resources, Inc.; officer and/or employee, Member of the Board of Directors or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.




JAMES M. DAVIS (1952)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
CHIEF COMPLIANCE OFFICER SINCE 2004 AND VICE PRESIDENT AML COMPLIANCE SINCE FEBRUARY 2006 Principal occupation during the past five years: officer of 46 of the investment companies in Franklin Templeton Investments; Member of the Board of Directors, Global Compliance, Franklin Resources, Inc.; and formerly, Director of Compliance, Franklin Resources Inc. (1994-2001).

JEFFREY A. EVERETT (1964)
P.O. BOX N-7759
LYFORD CAY, NASSAU, BAHAMAS
PRESIDENT SINCE 2001 AND CHIEF EXECUTIVE OFFICER, INVESTMENT MANAGEMENT SINCE 2002 Principal occupation during the past five years: President and Member of the Board of Directors, Templeton Global Advisors Limited; officer of 14 other investment companies in Franklin Templeton Investments.

JIMMY D. GAMBILL (1947)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
SENIOR VICE PRESIDENT AND CHIEF EXECUTIVE OFFICER FOR FINANCE AND ADMINISTRATION SINCE 2002 Principal occupation during the past five years: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments

DAVID P. GOSS (1947)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
VICE PRESIDENT SINCE 2000
Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; officer and Member of the Board of Directors of one of the subsidiaries of Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments.

BARBARA J. GREEN (1947)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
VICE PRESIDENT SINCE 2000
Principal occupation during the past five years: Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

RUPERT H. JOHNSON, JR. (1940)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
VICE PRESIDENT SINCE 1996
Principal occupation during the past five years: Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Member of the Board of Directors, Franklin Advisers, Inc.; Senior Vice President, Franklin Investment Advisory Services, Inc.; officer director and/or Member of the Board of Directors or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)
500 EAST BROWARD BLVD.
SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
VICE PRESIDENT SINCE 1994
Principal occupation during the past five years: Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Templeton Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.




ROBERT C. ROSSELOT (1960)
500 EAST BROWARD BLVD. SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
SECRETARY SINCE 2004
Principal occupation during the past five years: Associate General Counsel, Franklin Templeton Investments, Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and employee of Fiduciary Trust International of the South; officer of 14 of the investment companies in Franklin Templeton Investments.

GREGORY R. SEWARD (1956)
500 EAST BROWARD BLVD. SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
TREASURER SINCE 2004
Principal occupation during the past five years: Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, JP Morgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)
ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906, U.S.A.
VICE PRESIDENT SINCE OCTOBER 2005
Principal occupation during the past five years: General Counsel and Executive Vice President, Franklin Templeton Services, LLC.; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)
500 EAST BROWARD BLVD. SUITE 2100
FORT LAUDERDALE, FL 33394-3091, U.S.A.
CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER SINCE 2004
Principal occupation during the past five years: officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* CHARLES B. JOHNSON IS AN "INTERESTED PERSON" OF THE FUND UNDER U.S. FEDERAL SECURITIES LAWS. THE STATUS OF CHARLES B. JOHNSON AS AN INTERESTED PERSON OF THE FUND RESULTS FROM HIS BUSINESS AFFILIATION WITH FRANKLIN RESOURCES, INC. ("RESOURCES"), THE PARENT COMPANY OF THE INVESTMENT MANAGER AND OF THE DISTRIBUTOR. NICHOLAS F. BRADY IS CONSIDERED TO BE AN INTERESTED PERSON DUE TO HIS OWNERSHIP INTEREST IN A SUBSIDIARY OF RESOURCES, AS WELL HAS HIS DIRECTOR POSITIONS WITH SUCH COMPANY AND CERTAIN OTHER RELATED COMPANIES.

CHARLES B. JOHNSON AND RUPERT H. JOHNSON, JR. ARE BROTHERS.

The Fund currently pays uninterested board members an annual retainer of USD 18,490 and a fee of USD 1,000 per board meeting attended. Members of the Board of Directors who attend the meetings of the Audit Committee for the Fund and other Franklin Templeton Investments funds receive a lump-sum fee of USD 2,000 for each meeting of the Audit Committee prorated in proportion to the Fund, but not if the meeting takes place on the same day as a meeting of the Board of Directors. Unaffiliated members of the Board of Directors may also receive fees for their services as compensation for their work on behalf of other Franklin Templeton Investments funds.

BOARD COMMITTEES
The Board of Directors maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the financial reports and internal controls. The Audit Committee is composed of the following independent directors: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine
D. Tseretopoulos. The Nominating Committee is composed of the following independent directors of the Fund: Frank J. Crothers, Edith E. Holiday and Frank
A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board members and the full board; and (b) for selection and nomination as interested board members by the full board.

When the Board of Directors has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders." To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified candidates from its own resources. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board of Directors if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's address at P.O. Box 33030, St. Petersburg, FL 33733-8030 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a member of the Fund's Board of Directors, including as an independent board member. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than USD 250,000 during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the financial year ended on August 31, 2006, the Audit Committee and the Nominating Committee each met three times.

FAIR VALUATION AND LIQUIDITY
The Board of Directors has delegated to the investment management company the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The investment management company has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the Board of Directors for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the Board of Directors and any material amendments will also be reviewed and approved by the Board of Directors. The investment management company staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the Board of Directors regarding the operation of the policies and any material changes recommended as a result of such review.

VOTING RULES AND PROCEDURES (PROXY VOTING)
The Fund's Board of Directors has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment management company in accordance with the Proxy Voting Policies and Procedures (the "Policies") adopted by the Fund's management company, Franklin Templeton Global Advisors Limited.

The investment management company has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment management company's instructions and/or policies.

To assist it in analyzing proxies, the investment management company subscribes to Institutional Shareholder Services (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the investment management company subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment management company does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the management company's ultimate decision. The investment management company votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the investment management company and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the investment management company's clients. In situations where the investment management company perceives a material conflict of interest, the management company may disclose the conflict to the Fund's Board of Directors; defer to the voting recommendation of the Fund's Board of Directors, ISS, Glass Lewis or those of another independent third-party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.




The recommendation of management on any issue is a factor which the investment management company considers in determining how proxies should be voted, but is not determinative of the management company's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment management company will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

INVESTMENT MANAGEMENT COMPANY'S PROXY VOTING POLICIES AND PRINCIPLES
The investment management company has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment management company cannot anticipate all possible situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS
The investment management company supports an independent Board of Directors, and prefers that key committees such as audit, nominating, and compensation committees be composed of independent directors. The investment management company will generally vote against management efforts to control a board and will generally vote to increase the independence of the Board of Directors. The investment management company may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment management company will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES
In light of several high profile accounting scandals, the investment management company will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment management company will examine proposals relating to non-audit relationships and non-audit fees. The investment management company will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION
A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The investment management company evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment management company will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment ("evergreen") feature. The investment management company will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.




Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment management company will generally oppose "golden parachutes" that are considered to be excessive. The investment management company will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as long as it aligns their interests with those of shareholders. The investment management company will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES
The investment management company generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the investment management company may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment management company generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The investment management company will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment management company generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment management company generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE
The investment management company will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The investment management company will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment management company will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING
Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The investment management company will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES
The investment management company will generally give management discretion with regard to social, environmental and ethical issues, although the management company may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE
Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the investment management company must be more flexible in these instances and must be mindful of the varied market practices of each region.

The investment management company will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment management company cannot process proxies, for example, where a shareholders' meeting notice was received too late, or sell orders preclude the ability to vote. When a security is lent, the investment management company may determine that it is not in the best interest of the Fund to request return of the securities for purposes of voting. The investment management company may also abstain from voting under certain circumstances or vote against items such as "Other Business" when the investment management company is not given adequate information from the company. Shareholders may view the complete Policies online at franklintempleton.com.

CALCULATION OF NET ASSET VALUE
The net asset value of each class of shares in the Fund is calculated at the close of business (normally 1:00 PM, New York time) of each day the New York Stock Exchange is open for business by dividing the value of the securities held by the Fund plus the cash and cash equivalents and other assets (including accrued interest and dividend claims) and minus all liabilities (including deferred costs) by the number of shares in circulation and rounding up or down to the nearest cent.




In determining the total net assets of the Fund, cash and the total sum of receivables are included at their realizable value. Interest is recorded as accrued interest and dividends are recorded on the day they are quoted ex dividend. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. Portfolio securities that are listed on a stock exchange or on the NASDAQ National Market System and whose prices can be readily obtained are valued at the last quoted selling price of the day or, if no sales were reported, at the last quoted bid or issue price. Portfolio securities traded over the counter are included at their last quoted bid or issue price. Portfolio securities that are traded both over the counter and on exchanges are valued according to the broadest and most representative market.

The trading of corporate bonds, money market securities and U.S. government securities ends every day at different times, generally prior to the stipulated close of business of the NYSE. The value of these securities that are used to calculate the net asset value of each class is determined at these times. Occasionally, events occur between the times at which the value of these securities is determined and the stipulated close of business of the NYSE that affect the value of these securities and which were not taken into account when calculating the net asset value of each class. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

FAIR VALUATION - INDIVIDUAL SECURITIES
Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the Board of Directors, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Directors oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

SECURITY VALUATION - CORPORATE BONDS
Corporate bonds generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, who evaluate information with respect to bond and note transactions and it may rely on independent pricing services to assist in determining a current price for a security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

SECURITY VALUATION - OPTIONS
The Fund values portfolio securities used as a basis for actively traded call options at their price determined as described above. The current market value of an option held by the fund reflects its latest selling price on the relevant exchange before the Fund values its assets. If there are no sales on that date or if the latest selling price is outside of the bid and ask price, the Fund values the option within a range of the current bid and ask price if the Fund believes that the valuation fairly reflects the contract's market value.

SECURITY VALUATION - FOREIGN SECURITIES - COMPUTATION OF U.S. EQUIVALENT VALUE The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 PM Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Directors.




VALUATION - FOREIGN SECURITIES - POTENTIAL IMPACT OF TIME ZONES AND MARKET HOLIDAYS
Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Directors, the investment management company monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Directors.

In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Board of Directors.

SUSPENSION OF CALCULATION OF NET ASSET VALUE
The board may set up procedures allowing the Fund to suspend calculation of the NAV for all or part of such times during which (1) the NYSE is closed for trading, except for normal weekends and holidays, (2) trading at the NYSE is curtailed, (3) a state of emergency exists that makes the sale of fund shares practically impossible, or makes it practically impossible for the Fund to determine its NAV properly, or (4) during other periods that the Securities and Exchange Commission may fix in order to protect the Fund's shareholders. As long as the calculation of the NAV is suspended, the Fund will not issue, redeem or exchange any of its shares.




REPRESENTATIVES
Representative in the Federal Republic of Germany
Dr. Carl Graf Hardenberg
Attorney at law
Claudiusstr. 11
10557 Berlin, Germany

acts as the Fund's representative in the Federal Republic of Germany, in accordance with Section 138 of the German Investment Act (InvG).

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

Representative in the Republic of Austria
Bank Austria Creditanstalt AG
Am Hof 2
A-1010 Vienna, Austria

acts as the representative of the Fund in Austria.

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

The courts of Vienna have jurisdiction for lawsuits against the Fund, the management company or the main sales organization that relate to the selling of shares in Austria.

TAX INFORMATION
The following notices on current taxation of income from shares in foreign investment funds (legal status as of November 1, 2007) relate to shareholders with unrestricted tax liability in Germany or Austria. These notices are of a general nature. Taxation of individual shareholders depends on different factors that are not taken into consideration here. Future changes to tax laws or the possibility of a varying interpretation of the laws by the tax authorities could have an effect on the tax assessment. For this reason, shareholders should consult a tax advisor regarding their personal situation.

TAXATION IN THE U.S.
U.S. income tax: The Fund in principle intends to make at least one annual distribution of essentially all of its net investment income. This includes dividends, interest and other types of ordinary income. The Fund further intends to make at least one annual distribution of realized capital gains. By doing so, and by complying with certain other provisions of the Internal Revenue Service Code of 1986, the Fund intends to be treated as a regulated investment company. The Fund's status as a regulated investment company does not imply government supervision of its management or investment policy. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to shareholders. Distributions made to U.S. taxpayers are subject to U.S. federal income tax.

U.S. WITHHOLDING TAX
The United States of America generally imposes a statutory withholding tax of 30% on Fund distributions of ordinary income to non-U.S. investors. Ordinary income means all income distributed with the exception of distributions of long-term gains on sales held for over 1 year.

The 2004 American Jobs Creation Act (2004 Tax Act) exempts most dividends paid by the Fund from U.S. source interest income and short-term capital gains from U.S. withholding taxes. The exemption to the law applies to income distributed by the Fund for its financial years beginning September 1, 2005 and ending no later than August 31, 2008.

This withholding tax of 30% may be reduced under the double taxation treaty with the United States of America and the country of residence of the non-U.S. investor. Pursuant to Article 10 of the Convention Between the Federal Republic of Germany and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital and to Certain Other Taxes as amended on August 21, 1991, the U.S. government imposes a 15% withholding tax on distribution of ordinary Fund income to beneficial owners of fund shares resident in the Federal Republic of Germany.

Pursuant to Article 10 of the Convention between the Republic of Austria and the United States of America for the Avoidance of Double Taxation with Respect to Taxes on Income as amended on May 31, 1996, the U.S. government will impose a reduced 15% withholding tax on the distribution of ordinary Fund income to beneficial owners of fund shares resident in the Republic of AUSTRIA. Non-U.S. investors must meet certain requirements with regard to U.S. tax returns in order to gain the benefit of a reduced tax rate under the double taxation convention between the country of residence and the U.S. and to avoid the tax liability with respect to U.S. backup withholding tax. To claim these benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to establish his or her status as a non-U.S. investor to claim beneficial ownership over the investment account. A Form W-8BEN is included with the application form and must be renewed every 3 years unless the Fund has been provided a U.S. taxpayer identification number for the investor.





U.S. BACKUP WITHHOLDING TAX
Distributions of income including capital gains distributions and the gross proceeds from redemptions of fund shares paid to U.S. persons and other recipients subject to U.S. taxes are subject to a U.S. federal backup withholding tax of 28% if the U.S. tax identification number and certain required certifications in Form W-9 (Request for Taxpayer Identification Number and Certificate), or alternatively Form W-8BEN have not been sent to the Fund to request non-U.S. status and exemption from the backup withholding tax. The Fund must also withhold taxes if requested to do so by the U.S. tax authorities.

U.S. INHERITANCE TAX
Pursuant to Article 9 of the Convention dated December 3, 1980 between the Federal Republic of Germany and the United States of America to avoid double taxation in the area taxes on estates, inheritances and gifts, shares of the Fund are not subject to U.S. taxation if they are part of the inheritance of or a gift to a person domiciled in the Federal Republic of Germany. Pursuant to
Article 7 of the Convention dated June 21, 1982 between the Republic of Austria and the United States of America for the Avoidance of Double Taxation and the prevention of tax evasion in the area of taxes on estates, inheritances, gifts as well as generation skipping transfers, fund shares are not subject to U.S. taxation if they are part of the inheritance of or a gift to a person domiciled in the Republic of Austria.

The Fund may be required to demand that heirs provide a transfer form issued by the U.S. Internal Revenue Service or comparable documents that exempt the Fund from liability for any inheritance taxes. An Internal Revenue Service transfer certificate is always required if the gross assets held in the U.S. of a deceased shareholder total at least USD 60,000. For gross assets held in the U.S. valued at USD 60,000.00 or less, the Fund can demand an affidavit to that effect.

TAXATION IN THE FEDERAL REPUBLIC OF GERMANY
The Fund intends to meet all the requirements under Section 5 InvStG so that shareholders can be taxed on income in accordance with Sections 2 and 4 InvStG and avoid flat-rate taxation in accordance with Section 6 InvStG (so-called "non-transparent" funds). The Fund intends to publish the required tax bases by the deadline required by law and to appoint an officially recognized auditor or comparable office to review and certify the data.

For private shareholders in Germany, in accordance with Sections 2 and 5 InvStG, only distributed and accumulated interest and dividend income and certain other income of the investment fund are subject to income tax, regardless of whether the distributed income is paid out or automatically reinvested in new investment shares. Interest income and certain other income is fully taxable for the shareholder while only half (half-income method) of distributed income is taxable for natural persons and only 5% for corporations (Section 8b para. 1 Corporation Tax Act (KStG)).

Distributed capital gains from the sale of securities and subscription rights to shares of corporations and profits from forward transactions are tax-exempt for private shareholders. In the case of shareholders who hold fund shares in business assets, distributed capital gains from the sale of stock and other shares in corporations are 50% tax-exempt for sole proprietors or partners of ordinary partnerships and up to 95% tax-exempt for corporations that fall within the scope of Section 8b para. 2 KStG, while distributed capital gains from the sale of other securities and profits from forward transactions are generally taxable.

The 15% US withholding tax retained from the distribution may, in accordance with Section 4 para. 2 InvStG and the corresponding regulations of the income tax law, be partially offset against income tax payable.

If shareholders have their shares administered or held in custody at a German domestic credit institution, that credit institution is required to withhold interest income tax on distributions of interest and dividend income at a current rate of 30% respectively, plus solidarity surcharge (5.5% of interest withholding tax), even if distributions are automatically reinvested in new fund shares.

No interest income tax will be withheld if shares are held in custody and managed outside of Germany.




In the case of redemption, exchange or any other transfer of rights to fund shares (disposal transactions), private shareholders must pay taxes on the realized interim gain since January 1, 2005. Interim gain is defined in Section 1 (4) Investment Tax Act, with reference to Section 20 (1), no. 7 and (2) Income Tax Act and can be simply described as that portion of the net asset value of an investment unit that results from interest and equivalent income realized, as well as accrued claims to such income, while dividend income does not count toward interim gain. The Fund intends to announce the interim gain together with the redemption price each market day.

In addition, capital gains are tax-free for private shareholders provided the investment shares are held for longer than the speculative period of 12 months.

In contrast, shareholders who hold fund shares in business assets must generally pay taxes on the entire capital gain earned with the fund shares in the event of redemption, exchange or other transfers of rights to investment shares (disposal transactions), while reinvested capital gains from the sale of stocks or other shares in corporations and dividend income not yet received through distribution or reinvestment (so-called equity income) is up to 50% tax-exempt for sole proprietors or partners of ordinary partnerships and up to 95% tax-exempt for corporations. The Fund intends to determine this equity income as a percentage of the redemption price on each valuation date and publish it together with the redemption price.

If the redemption of investment shares is processed by a German financial institution (this does not include the mere payment of the redemption proceeds by the paying agent), the financial institution is obligated to withhold the interest withholding tax on the interim gain and in the case of distribution-like income, on the so-called pro rate accumulated distribution-like income. The interest withholding tax is generally not final but is instead only an advance payment on the income or corporate tax to be determined by the Revenue Office.

Although the Fund and Franklin Templeton Investment Services GmbH treat tax matters with the greatest possible diligence, no assurance can be given that the tax authorities will recognize the disclosed figures as correct.

NOTICE OF SETTLEMENT TAX BEGINNING JANUARY 1, 2009
The Bundesrat, the upper house of the German parliament, approved the 2008 Corporate Tax Reform Act on July 6, 2007. This law will, among other things, introduce a settlement tax in Germany beginning January 1, 2009. Please observe that the introduction of the settlement tax will result in changes in the treatment of investment fund income described above. In particular, it is planned that distributed income and income that is considered to be distributed (e.g., accumulated interest and dividends) will be subject to a tax rate of 25% (plus solidarity surcharge and church tax, if any) under the settlement tax regime. Dividends will be considered in their full amount (half-income procedure will no longer apply). In addition, the Fund's distributed capital gains are also subject to the settlement tax.

When shares are held in custody in Germany, the settlement tax will be retained by the custodian on distributions and redemptions of shares. Information must still be provided in the tax declaration if and to the extent that no tax deduction was made (assessment obligation). The tax rate of 25% also applies to the assessment of taxable capital gains. In addition, information for church taxes may be required, even if the tax deduction of 25% has already been made. Information in the tax declaration may also be logical in specific cases (assessment option). For example, the personal tax rate is applied if it is lower than 25%. The tax office undertakes a corresponding assessment on the basis of the most favorable provision for the taxpayer if information is provided in the tax declaration on all capital gains.

Advertising costs can no longer be applied to income from capital assets. In lieu of the investment income tax allowance (SPARERFREIBETRAG) and the flat-rate advertising cost amount, a flat-rate investment exemption of EUR 801 (or EUR 1,602 for married couples filing jointly) applies.

Capital gains on the sale of securities in the investment fund will also still not be considered accrued (not subject to taxation upon accumulation) at the end of the Fund's financial year. Instead, if not distributed, they will be subject to taxation if the shares were acquired after December 31, 2008.

Gains on the sale of investment shares held by a private investor will in future be subject to the settlement tax, regardless of how long they are held. However, fund shares that were acquired before January 1, 2009 may still be sold tax-free provided that the sale occurs after the one-year speculation period.




TAXATION IN THE REPUBLIC OF AUSTRIA
BASIC INFORMATION ON TAXATION OF INVESTMENT FUND INCOME
Taxation of shareholders of foreign investment funds is particularly governed by Sections 40 and 42 InvFG (Austrian Investment Funds Act) 1993, as amended.

The income from foreign investment funds is taxed in Austria on the basis of the distributions paid out to the investor on the one hand, and on so-called income equivalent to distributions of the foreign fund accruing to the investor on the other hand.

INCOME EQUIVALENT TO DISTRIBUTIONS
Income equivalent to distributions consists of interest, dividends, income equivalent to distributions of shares held by the Fund in other Austrian domestic or foreign investment funds, capital gains, and other income remaining after the deduction of Fund expenses and not distributed to shareholders (Section 40 (2) no. 1 Investment Funds Act). In calculating income equivalent to distributions, private investors may exclude 100% of capital gains on foreign notes and related derivative products and 80% of other capital gains, which thus remain tax free for private investors.

The income equivalent to distributions must be certified by an Austrian tax representative, and is considered to be notionally accrued to investors for tax purposes four months after the end of the financial year. They are published on the homepage of the Federal Ministry for Finance and may be accessed there. (HTTPS://WWW.BMF.GV.AT/STEUERN/FACHINFORMATION/WEITERESTEUERN/
 INVESTMENTFONDGESETZ/AUSSCHTTUNGSGLEICHE_4222/_START.HTM)

SHARES HELD IN CUSTODY ABROAD
If the share certificates are held in custody in a foreign account, an investor must declare both distributions received and income equivalent to distributions either certified through a tax representative or estimated, in accordance with
Section 37 para. 8 EStG, at a special tax rate of 25% on income tax.

SHARES HELD IN CUSTODY AUSTRIA
If the share certificates are held in custody in an account in Austria, distributions on foreign funds are subject to capital gains tax withholding of 25%.

Income equivalent to distributions on a foreign fund that a tax representative has ordered ("white" funds) must be taken into account on the income tax declaration of the investor in the amount published on the homepage of the BMF; they are taxed at a rate of 25%.

In addition to appointing a tax representative, foreign funds may also participate in the capital gains tax reporting system in accordance with Section 40 para. 2 Z 2 ("whiter than white" funds -"BLUTENWEI(BETA)E" funds). By making the corresponding capital gains tax reports, a foreign fund may achieve having the capital gains tax on the income equivalent to distribution on the foreign fund charged to the shareholder by the Austrian bank maintaining the account. Through this capital gains tax deduction, for a private investor all income from the foreign fund is taxed at source; in such cases, it is no longer required that fund income be taken into account on the income tax declaration.

SECURITY TAXATION
Independently of whether the foreign investment fund is "white" or "black", Austrian banks maintaining accounts in accordance with Section 42 para. 4 InvFG must retain a deposit in the form of a 25% capital gains tax for share certificates in foreign investment funds they hold in custody. The following capital gains are considered to be accrued:

- if the share can be allocated to the person with tax liability for the entire calendar year, on December 31 of each year an amount of 6% of the last determined redemption price in the calendar year
- if the share is sold during the year or is taken abroad, on the date of sale or the date of the share being taken abroad, an amount of 0.5% of the redemption price last determined before the date of sale or the date of the share being taken abroad for each month begun in the current calendar year.

The deduction is not required to be made if the person with tax liability presents a confirmation by the tax office to the bank to the effect that he has met his declaration obligation with regard to the shares in the account.

"Whiter than white" foreign investment funds are generally not recorded by the security taxation.

U.S. WITHHOLDING TAX AND U.S BACKUP WITHHOLDING TAX
The tax withheld in the U.S. is generally allowed as a credit against the Austrian income tax to the extent of the maximum allowance amount, it being necessary to enter the gross amount for distributions and the applicable withholding tax into the relevant ratios. When fund shares are held in custody at an Austrian custodian, appropriate amounts of foreign withholding taxes may be deducted automatically by the custodian.




SALE OF A FUND SHARE CERTIFICATE
Gains from the sale of fund shares are taxable for private investors within the speculative period of one year after the acquisition of the shares; after the end of this period, the gains are tax-exempt.

When fund shares are sold, the shareholder is responsible for taxes on income that the Fund has earned in the current fiscal year as of the time of sale. If the Fund participates in the investment income tax reporting system and a private investor holds the shares in a domestic account, when a share is sold, the investor is only charged with the registered capital gains tax on the interest earned by the Fund; this capital gains tax has final taxation effect.

In all other cases, private investors receive income equivalent to distributions when shares are sold, which they must take into account when filing their income tax return. If the investor is unable to provide proof of the exact day of the income equivalent to distributions at the time of the sale, he can declare the income equivalent to distributions for the following fiscal year.

NOTE:
The Fund has appointed a tax representative and intends to produce any evidence requested. The Fund participates in the capital gains tax reporting system of the OKB (Oesterreichische Kontrollbank AG).

Investors are asked to consult with their tax advisor with regard to any individual tax consequences that may arise. The Fund and Franklin Templeton Investment Services GmbH assume no liability for the occurrence of certain tax results. The Austrian Federal Ministry for Finance determines the type of taxation and the amount of the taxable income.

TRANSFER AGENT

Franklin Templeton Investor Services, LLC (Investor Services)
3344 Quality Drive
P.O. Box 2258, Rancho Cordova, CA 95741-2258, U.S.A.

acts as the Fund's transfer agent. The duties of the transfer agent include the recording of purchases, transfers and redemption requests, the payment of dividends, realized capital gains and reinvestments, as well as regular communication with shareholders. Investor Services is a directly and wholly owned subsidiary of Franklin Resources, Inc. and is a sister company of the Fund's investment management company and distributor.

The transfer agent received from the Fund an annual service fee in the amount of USD 24.00 for each shareholder account, in addition to out-of-pocket expenses; this fee is adjusted annually in line with the consumer price index published by the U.S. Department of Labor. The transfer agent is a subsidiary of Templeton Worldwide, Inc., and its capital resources amounted to USD 8,451,308 on September 30, 2006.

INDEPENDENT AUDITOR
The accounting firm of
PricewaterhouseCoopers LLP
Three Embarcadero Center, San Francisco, CA 94111-4004, U.S.A.

acts as the Fund's auditor. Its duties as auditor are the audit of the Fund's financial statements which are contained in the Fund's annual report to the shareholders.

PUBLICATIONS
PRICE PUBLICATION
PUBLICATIONS
In Germany, the subscription and redemption prices, as well as any announcements to investors, are currently published in the BORSEN-ZEITUNG; dividends are published in the HANDELSBLATT. Beginning in 2007, in Austria the subscription and redemption prices, as well as any announcements to investors, are published in DIE PRESSE. The information is also available on the Internet at www.franklintempleton.de and www.franklintempleton.at.

The board of directors of Templeton Growth Fund, Inc. can determine at its discretion whether or not to continue publishing in any of the media indicated above, or whether to publish in alternative or additional electronic or print media. Share prices are also available from Franklin Templeton Investment Services GmbH.

SEMI-ANNUAL AND ANNUAL REPORTS
The Fund's financial year ends on August 31 of each calendar year. Shareholders will receive reports containing the Fund's portfolio holdings and other information at intervals not exceeding six months. The annual report is audited by the independent auditor.

SALES PLAN
The Fund has approved a sales service plan for fund shares pursuant to Rule 12b-1 of the Investment Companies Act of 1940, which permits it to reimburse the main sales organization for its costs and expenses for activities primarily geared toward the placement of fund shares. The annual sales service fee to be paid by the Fund as part of this plan may not exceed 0.25% of the average daily net assets of class A shares of the Fund. The main distributor may assign a portion of this fee to investment brokers who make the commitment to provide full service to the shareholders to whom they have distributed the Fund. The plan provides that fees and expenses that were not reimbursed in any particular month (including fees and expenses that were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) may be reimbursed in future months or years in accordance with legal requirements. Pursuant to the sales service plan, the Board of Directors regularly reviews the adequacy of the payments.




PAYING AGENCY FEES
Establishing paying agencies makes payment transactions between investors and the Fund's transfer agent easier. The Fund pays J.P. Morgan AG an annual fee of EUR 2,500. It pays Marcard, Stein & Co. AG and Merck, Finck & Co. an annual fee of USD 15,000 and Bank Austria Creditanstalt AG an annual fee of EUR 2,543.55. Any expenses that occur are likewise reimbursed.


PLACE OF JURISDICTION

FEDERAL REPUBLIC OF GERMANY
Berlin is the place of jurisdiction for actions against the Investment Company, the management company or the main distributor as they relate to the sale of fund shares to the public in the Federal Republic of Germany. The writ and all other documents may be served on the representative.

REPUBLIC OF AUSTRIA
Vienna is the place of jurisdiction for actions against the Investment Company, the management company or the main distributor as they relate to the sale of fund shares in Austria. The writ and all other documents may be served on the representative.

RIGHT OF REVOCATION

FEDERAL REPUBLIC OF GERMANY
If the purchase of investment shares occurs by verbal agreement off the regular business premises of the party selling the shares or brokering their sale, without the purchaser having requested from the seller or broker the negotiations resulting in the transaction, then the purchaser may, under Section 126 of the Investment Act (InvG), rescind the agreement to purchase (right of revocation).

Revocation must be made in writing within two weeks to the Investment Company or its representative. The notice period shall commence on the delivery of the agreement to purchase, but not until the prospectus has been offered to the purchaser unasked and free of charge. Compliance with the revocation deadline requires only that the revocation be sent by this deadline.

There is no right of revocation if an operator of a business purchases the shares to increase the assets of his business.

If the purchaser has already made payments prior to the revocation, the Investment Company must, in exchange for the shares being returned, refund the value of the units paid for on the day after receipt of the notice of revocation, along with the costs paid.

REPUBLIC OF AUSTRIA
If the investor is a consumer within the meaning of the Consumer Protection Act (KSchG) and did not give his or her declaration to enter into a contract in the premises used habitually by the investment company or by a person who sold the shares or negotiated the sale of the shares, he or she may withdraw his or her contract application or the contract pursuant to Section 3 Consumer Protection Act. This revocation can be declared until the formation of the contract or within one week thereafter. The period starts at the time of delivery of this document but no earlier than the formation of the contract.

The revocation must be in writing in order to be valid. It is sufficient if the consumer returns a document containing his or her declaration to enter into a contract or the investment company's declaration to enter into a contract, to the investment company or its agents who participated in the contract negotiations with a notation which makes it unequivocal that the consumer rejects the maintenance of the contract.

TERMS AND CONDITIONS

1 GENERAL

1.1 The legal relations in terms of corporate law between the investor and the Fund are subject to U.S. law and are controlled by the following terms and conditions, which are based on U.S. law, the by-laws and additional information. Copies of the complete by-laws and additional information in German are available from the German representative. Besides the aforementioned documents, the management company's current annual report is also available from the Austrian representative.

1.2 The legal relationship between the investor and the Fund takes effect as soon as the purchase application and the investment amount in U.S. currency have been properly received by the transfer agent provided the purchase application is not rejected. When the legal relationship enters into force, the investor receives investment shares whose value is determined by the net asset value calculated on the next business day following receipt of the application and the investment amount. An initial investment must be of at least EUR 2,500. Savings programs require a monthly or quarterly minimum investment of EUR 100.

1.3 Immediately following the entry into force of the legal relationship, the transfer agent will establish a shareholder account for the investor into which, among other things, the number of shares acquired are deposited. The shareholder receives a confirmation and, on request, a share certificate to that effect.

2 ISSUE PRICE

2.1 The issue price of an investment share is calculated by dividing the net asset value of the Fund by the total number of investment shares outstanding, then adding the sales charge, which is governed by the size of the investment.

2.2 Investors who acquire a specified number of shares within a 13 month period and hold them for at least one day during that period, and provide a letter of intent (LOI) to that effect, benefit from a reduction of the sales charge for the total investment. Any redemptions made during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been fulfilled.

2.3 For automatic investment plans, sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

3 REDEEMING SHARES

Fund shares are redeemed on each day on which the net asset value per share of the Fund is calculated, provided the shareholder sends to the transfer agent via Franklin Templeton Investment Services GmbH a redemption request in proper form.

The redemption price is the net asset value per share next calculated after the transfer agent receives the redemption request in proper form, less any applicable market timing fee.

4 INVESTMENT RESTRICTIONS

4.1 To protect investors, the Fund has subjected itself to extensive investment restrictions that in part cannot be changed without the consent of shareholders. These restrictions are described in detail in the prospectus.

4.2  Basically,  the Fund may not purchase:
     a) shares of other investment assets regardless  of their  legal form
     b) shares in venture  capital  and private equity funds
     c) real estate or  mortgages
     d) commodity or currency  futures contracts
     e) securities of any company of which directors or officers individually own more than 0.5% and in aggregate more than 5%
     f) participating interests in programs to explore natural resources

4.3 The Fund is also not permitted:

   a) to borrow except for the redemption of shares, and then only as a temporary measure and only up to 10% of net assets. The borrowing may only be carried out at market conditions and requires the custodian's consent to the loan conditions.
   b) to encumber or mortgage net assets, except to secure the borrowing named in a), and not more than 10% of net assets.
   c)  invest more than 25% of its net assets in any one industry.
   d)  invest in "letter stocks."
   e)  to sell short or buy or sell puts, calls, straddles or spreads.
   f) The Fund is entitled to trade so-called stock index futures and, with certain conditions, to buy or sell options related to such transactions.

Audit certification for prospectus examination by Bank Austria Creditanstalt AG as representative and prospectus examiner, certifying that the prospectus in question has been examined and was found to be accurate and complete.

Bank Austria Creditanstalt AG
Mag. Alfred Simon
Ulrike Sperl

Presented by:
Independent Distributor

The note on independent sales partners refers exclusively to the sale of Franklin Templeton funds. Offering prospectuses and other documents are available from your advisor or from:
FRANKLIN TEMPLETON  INVESTMENT SERVICES GMBH
PO Box 11 18 03, 60053 Frankfurt a.
M.,  Mainzer  Landstra(beta)e  16,  60325  Frankfurt  a. M.
Tel.:  0800/0738002 (Germany), 0800/295911 (Austria), Fax: +49(0)69/27223-120
E-mail: info@franklintempleton.de (Germany), info@franklintempleton.at (Austria)
Internet: www.franklintempleton.de (Germany), www.franklintempleton.at (Austria) TGF 50.07.ST0107